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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through April 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Floating
                       Rate Fund

--------------------------------------------------------------------------------
                       Semiannual Report | April 30, 2016
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     FLARX
                       Class C     FLRCX
                       Class K     FLRKX
                       Class Y     FLYRX

                            [LOGO] PIONEER
                                   Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          47

Notes to Financial Statements                                                 55

Trustees, Officers and Service Providers                                      69

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

Floating-rate bank loans generated positive, albeit modest, returns during the six-month period ended April 30, 2016. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the six-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended April 30, 2016?

A Pioneer Floating Rate Fund's Class A shares returned 1.30% at net asset value during the six-month period ended April 30, 2016, while the Fund's benchmark, the Barclays High Yield Loans Performing Index (the Barclays Index), returned 1.68%. During the same period, the average return of the 217 mutual funds in Lipper's Loan Participating Funds category was 1.00%, and the average return of the 260 mutual funds in Morningstar's Bank Loan Funds category was 1.00%.

Q How would you describe the investment environment for bank loans during the six-month period ended April 30, 2016?

A The period started out with a continuation of the difficult environment for credit-sensitive investments, including bank loans, which had prevailed for most of 2015. Then, growing worries about the health of the world economy became pervasive in the market, principally due to the confluence of several factors, including weakening prices for oil and other basic commodities, evidence of slowing economic growth in China, and a renewed debt crisis in Greece that potentially threatened the wider European economy.

     Market trends finally shifted in mid-February 2016 when the US dollar peaked in value, oil and commodity prices began to strengthen, and the more credit-sensitive sectors of the fixed-income market started to rally. The new strength in the credit sectors continued over the final 10 weeks of the six-month period. While bank loans participated in the rally, lower-rated securities led the market's snapback.

     Outflows from bank loans during most of the six-month period were one of the factors limiting returns for the asset class. Although the loan market did enjoy a brief net-inflow of investment money during the month of March 2016, outflows from the asset class dominated the other five months of the period. One of the principal reasons for the shortage of investment dollars in bank loans was the decline in the issuance of collateralized loan obligations (CLOs) over most of the period. CLOs are investment pools of

4 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 institutional assets formed to invest in bank loans, and issuance of CLOs increased in only two of the period's six months (March and April). Moreover, even during the two good months, the level of issuance was below the average monthly pace established throughout 2015. In addition, net outflows of cash translated into less demand for bank loans.

Q What were the main factors that affected the Fund's performance relative to the benchmark Barclays Index during the six-month period ended April 30, 2016?

A The Fund's slight underperformance of its benchmark during the period is attributable mainly to the up-in-quality tilt of the portfolio, as we maintained relatively large weightings in the higher-quality tiers of the bank-loan market. The higher-quality bias in the portfolio tended to detract from the Fund's relative performance, most notably during the late-period rally in the credit sectors, when lower-rated debt turned in the strongest returns. While the Fund's quality bias has served to protect investment capital during previous periods of market stress - during much of 2015, for example - it can be a performance detractor when lower-quality loans spearhead rallies in more volatile market environments. In addition, the Fund's underweighted positions in loans to the energy and retailing industries - two groups that helped lead the market rally in the latter weeks of the six-month period - had a negative effect on benchmark-relative results, as did the Fund's small position in short-term US Treasuries.

     In contrast, the Fund's investments in loans of consumer cyclical, industrial, capital goods, and basic industries companies all contributed positively to benchmark-relative performance during the period.

     With regard to individual holdings, positive contributors to the Fund's benchmark-relative performance during the period included loans to Fortescue, a metals company; Laureate, a for-profit higher-education corporation; Securus Technology, a prison telephone system provider; and Nexeo, a chemical distribution company.

     Individual positions that detracted from the Fund's benchmark-relative returns during the period included loans to EP Energy, a gas company; Dixie Electric, which provides electrical services to offshore drilling operations; Targus, a manufacturer of components for laptops and other technology devices; and Navios Maritime, a shipping company. Navios struggled during the period due to a decrease in demand as well as organizational problems associated with its parent company.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 5

Q Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2016? If so, did the investments have any material impact on benchmark-relative performance?

A We did hold a small position in credit default swaps in the portfolio, which we used as a way to increase liquidity. The exposure had no material impact on the Fund's benchmark-relative return during the period.

Q What factors affected the Fund's yield, or distributions to shareholders, during the six-month period ended April 30, 2016?

A The Fund was able to increase its dividend* in April 2016, as the rates on a number of positions reset higher, which, in turn, generated more current portfolio income.

Q    What is your investment outlook?

A We believe the US economy should be able to grow at a moderate pace of 2.0% to 2.25% in 2016, despite getting off to a slow start in the first quarter, when gross domestic product (GDP) struggled to reach 1%. While poor sales figures and a slowdown in capital spending - both of which are tied to weakness in the energy markets - played a role in the first quarter's disappointing GDP figures, we still see persuasive evidence that the domestic economy is strengthening, as employment growth has been relentless and household formation and new-home construction data have been encouraging. We also are beginning to see early signs of wage inflation.

     Given this view, we think there is enough domestic economic strength to justify one or two more interest-rate increases by the US Federal Reserve in the coming months -- more than the current market consensus. Two or more resets of the influential Federal funds rate would trigger increases in the interest rates of floating-rate loans, and potentially increase the Fund's income. Such a development would be good for the entire floating-rate loan asset class, as loans were selling at discounts to their par (face) values as of the end of the six-month period.

     While prices for bank loans are relatively low in relation to long-term averages, the default rates on loans also remain below long-term historical averages. We believe floating-rate loans offer potential opportunities for appropriate, income-oriented investors, while also providing the possibility of near-term capital appreciation as short-term interest rates move higher.

* Dividends are not guaranteed.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Please refer to the Schedule of Investments on pages 16-46 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 7

Portfolio Summary | 4/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                                                       84.7%
U.S. Government Securities                                                  4.9%
U.S. Corporate Bonds                                                        4.7%
International Corporate Bonds                                               2.4%
Temporary Cash Investment                                                   0.9%
Collateralized Mortgage Obligations                                         0.8%
Asset Backed Securities                                                     0.7%
Exchange Traded Fund                                                        0.6%
U.S. Preferred Stocks                                                       0.2%
U.S. Common Stocks                                                          0.1%

* Includes investments in insurance-linked securities totaling 2.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. U.S. Treasury Note, Floating Rate Note, 10/31/17                       1.42%
--------------------------------------------------------------------------------
 2. Avago Technologies Finance, Term Loan (First Lien), 11/13/22           0.96
--------------------------------------------------------------------------------
 3. Federal Farm Credit Banks, Floating Rate Note, 9/19/16                 0.92
--------------------------------------------------------------------------------
 4. Charter Communications Operating LLC, Term F Loan, 1/1/21              0.73
--------------------------------------------------------------------------------
 5. U.S. Treasury Bills, 5/19/16                                           0.72
--------------------------------------------------------------------------------
 6. U.S. Treasury Note, Floating Rate Note, 4/30/17                        0.69
--------------------------------------------------------------------------------
 7. U.S. Treasury Note, Floating Rate Note, 1/31/17                        0.68
--------------------------------------------------------------------------------
 8. Scientific Games, Initial Term B-2, 10/1/21                            0.68
--------------------------------------------------------------------------------
 9. Albertsons LLC, Term B-2 Loan, 3/21/19                                 0.67
--------------------------------------------------------------------------------
10. American Airlines, Inc., 2015 Term Loan (New), 6/27/20                 0.61
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Prices and Distributions | 4/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      4/30/16                       10/31/15
--------------------------------------------------------------------------------
           A                         $6.70                          $6.73
--------------------------------------------------------------------------------
           C                         $6.71                          $6.74
--------------------------------------------------------------------------------
           K                         $6.70                          $6.73
--------------------------------------------------------------------------------
           Y                         $6.72                          $6.75
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-4/30/16
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Net
                       Investment             Short-Term       Long-Term
         Class           Income              Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A            $0.1152                 $--               $--
--------------------------------------------------------------------------------
           C            $0.0920                 $--               $--
--------------------------------------------------------------------------------
           K            $0.1279                 $--               $--
--------------------------------------------------------------------------------
           Y            $0.1282                 $--               $--
--------------------------------------------------------------------------------

The Barclays High Yield Loans Performing Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+1.25%. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 9

Performance Update | 4/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                   Net                  Public                  Barclays High
                   Asset                Offering                Yield Loans
                   Value                Price                   Performing
Period             (NAV)                (POP)                   Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)        3.45%                 2.94%                  4.19%
5 years            3.22                  2.27                   3.64
1 year             1.00                 -3.50                   0.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                    Pioneer Floating    Barclays High Yield Loans
                    Rate Fund           Performing Index
2/07                $ 9,550             $10,000
4/07                $ 9,664             $10,181
4/08                $ 9,422             $ 9,955
4/09                $ 8,466             $ 8,704
4/10                $10,477             $11,492
4/11                $11,142             $12,279
4/12                $11,559             $12,610
4/13                $12,294             $13,613
4/14                $12,614             $14,108
4/15                $12,927             $14,631
4/16                $13,057             $14,686

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                Barclays High
                                                                Yield Loans
                   If                   If                      Performing
Period             Held                 Redeemed                Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)        2.65%                2.65%                   4.19%
5 years            2.46                 2.46                    3.64
1 year             0.30                 0.30                    0.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Floating    Barclays High Yield Loans
                    Rate Fund           Performing Index
2/07                $10,000             $10,000
4/07                $10,095             $10,181
4/08                $ 9,753             $ 9,955
4/09                $ 8,696             $ 8,704
4/10                $10,683             $11,492
4/11                $11,266             $12,279
4/12                $11,582             $12,610
4/13                $12,244             $13,613
4/14                $12,469             $14,108
4/15                $12,686             $14,631
4/16                $12,724             $14,686

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 11

Performance Update | 4/30/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                   Net                  Barclays High
                   Asset                Yield Loans
                   Value                Performing
Period             (NAV)                Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)        3.56%                4.19%
5 years            3.42                 3.64
1 year             1.25                 0.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Floating    Barclays High Yield Loans
                    Rate Fund           Performing Index
2/07                $10,000             $10,000
4/07                $10,115             $10,181
4/08                $ 9,862             $ 9,955
4/09                $ 8,861             $ 8,704
4/10                $10,966             $11,492
4/11                $11,662             $12,279
4/12                $12,098             $12,610
4/13                $12,868             $13,613
4/14                $13,231             $14,108
4/15                $13,628             $14,631
4/16                $13,798             $14,686

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 10, 2013, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 10, 2013, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the Barclays High Yield Loans Performing Index.

Cumulative Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                   Net                  Barclays High
                   Asset                Yield Loans
                   Value                Performing
Period             (NAV)                Index
--------------------------------------------------------------------------------
Life of Class
(2/14/2007)        3.71%                4.19%
5 years            3.58                 3.64
1 year             1.41                 0.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross              Net
--------------------------------------------------------------------------------
                  0.82%              0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Floating     Barclays High Yield Loans
                   Rate Fund            Performing Index
2/07               $5,000,000           $5,000,000
4/07               $5,057,400           $5,090,732
4/08               $4,933,654           $4,977,316
4/09               $4,433,295           $4,351,911
4/10               $5,504,693           $5,746,192
4/11               $5,866,555           $6,139,730
4/12               $6,093,369           $6,304,798
4/13               $6,514,421           $6,806,517
4/14               $6,706,511           $7,054,110
4/15               $6,896,275           $7,315,388
4/16               $6,993,735           $7,343,236

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                    A             C             K            Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 11/1/15
--------------------------------------------------------------------------------
Ending Account            $ 1,013.00    $ 1,009.50    $ 1,014.90    $ 1,015.00
Value (after expenses)
on 4/30/16
--------------------------------------------------------------------------------
Expenses Paid             $     5.06    $     8.69    $     3.56    $     3.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.74%, 0.71% and 0.70% for Class A, Class C, Class K and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                    A             C             K            Y
--------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 11/1/15
--------------------------------------------------------------------------------
Ending Account            $ 1,019.84    $ 1,016.21    $ 1,021.33    $ 1,021.38
Value (after expenses)
on 4/30/16
--------------------------------------------------------------------------------
Expenses Paid             $     5.07    $     8.72    $     3.57    $     3.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.74%, 0.71% and 0.70% for Class A, Class C, Class K and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 15

Schedule of Investments | 4/30/16 (unaudited)

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  PREFERRED STOCKS -- 0.2%
                                  BANKS -- 0.1%
                                  Diversified Banks -- 0.1%
      18,434                6.99  Citigroup Capital XIII, Floating Rate Note, 10/30/40   $       482,049
                                                                                         ---------------
                                  Total Banks                                            $       482,049
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.1%
                                  Consumer Finance -- 0.1%
      40,000                6.40  GMAC Capital Trust I, Floating Rate Note, 2/15/40      $     1,002,800
                                                                                         ---------------
                                  Total Diversified Financials                           $     1,002,800
--------------------------------------------------------------------------------------------------------
                                  TOTAL PREFERRED STOCKS
                                  (Cost $1,565,230)                                      $     1,484,849
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                  COMMON STOCKS -- 0.1%
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                  Diversified Support Services -- 0.0%+
          32                      IAP Worldwide Services, Inc.                           $        42,996
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $        42,996
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 0.0%+
                                  Auto Parts & Equipment -- 0.0%+
          50                      Lear Corp.                                             $         5,756
                                                                                         ---------------
                                  Total Automobiles & Components                         $         5,756
--------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 0.1%
                                  Education Services -- 0.1%
      26,266                      Cengage Learning Holdings II, Inc.                     $       505,620
                                                                                         ---------------
                                  Total Consumer Services                                $       505,620
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.0%+
                                  Computer & Electronics Retail -- 0.0%+
      54,675                      Targus Cayman SubCo., Ltd. (g)                         $       191,362
                                                                                         ---------------
                                  Total Retailing                                        $       191,362
--------------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost $1,222,504)                                      $       745,734
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------
                                  ASSET BACKED SECURITIES -- 0.2%
                                  BANKS -- 0.1%
                                  Thrifts & Mortgage Finance -- 0.1%
     500,000                2.07  KKR Financial CLO 2007-1, Ltd., Floating Rate
                                  Note, 5/15/21 (144A)                                   $       493,935
                                                                                         ---------------
                                  Total Banks                                            $       493,935
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.0%+
                                  Specialized Finance -- 0.0%+
     249,665                0.86  Lease Investment Flight Trust, Floating Rate
                                  Note, 7/15/31                                          $        54,926
     249,665                0.82  Lease Investment Flight Trust, Floating Rate
                                  Note, 7/15/31                                                   56,799
                                                                                         ---------------
                                                                                         $       111,725
                                                                                         ---------------
                                  Total Diversified Financials                           $       111,725
--------------------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 0.1%
                                  Real Estate Services -- 0.1%
   1,000,000                3.74  Home Partners of America 2016-1 Trust, Floating
                                  Rate Note, 3/18/33 (144A)                              $       988,490
                                                                                         ---------------
                                  Total Real Estate                                      $       988,490
--------------------------------------------------------------------------------------------------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $1,800,271)                                      $     1,594,150
--------------------------------------------------------------------------------------------------------
                                  COLLATERALIZED MORTGAGE
                                  OBLIGATIONS -- 0.8%
                                  BANKS -- 0.8%
                                  Thrifts & Mortgage Finance -- 0.8%
   1,000,000                2.38  BHMS 2014-ATLS Mortgage Trust REMICS, Floating
                                  Rate Note, 7/8/33 (144A)                               $       980,886
   1,000,000                2.93  CDGJ Commercial Mortgage Trust 2014-BXCH,
                                  Floating Rate Note, 12/15/27 (144A)                            984,952
   1,000,000                3.73  Citigroup Commercial Mortgage Trust 2015-SHP2,
                                  Floating Rate Note, 7/15/27 (144A)                             988,143
   1,000,000                4.33  GS Mortgage Securities Trust 2014-GSFL, Floating
                                  Rate Note, 7/15/31 (144A)                                      961,434
   1,000,000                2.68  JP Morgan Chase Commercial Mortgage Securities
                                  Trust 2015-COSMO, Floating Rate Note,
                                  1/15/32 (144A)                                                 988,817
                                                                                         ---------------
                                                                                         $     4,904,232
                                                                                         ---------------
                                  Total Banks                                            $     4,904,232
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.0%+
                                  Other Diversified Financial Services -- 0.0%+
     350,760                4.43  Velocity Commercial Capital Loan Trust 2011-1,
                                  Floating Rate Note, 8/25/40 (144A)                     $       336,730
                                                                                         ---------------
                                  Total Diversified Financials                           $       336,730
--------------------------------------------------------------------------------------------------------
                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                  (Cost $5,220,142)                                      $     5,240,962
--------------------------------------------------------------------------------------------------------
                                  CORPORATE BONDS -- 7.4%
                                  ENERGY -- 1.1%
                                  Oil & Gas Equipment & Services -- 0.1%
     615,000                      Weatherford International, Ltd., 9.625%, 3/1/19        $       645,750
--------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 17

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.4%
   1,000,000                      Gulfport Energy Corp., 6.625%, 5/1/23                  $       970,000
   1,000,000                      Oasis Petroleum, Inc., 6.875%, 3/15/22                         892,500
     800,000                      WPX Energy, Inc., 7.5%, 8/1/20                                 762,000
                                                                                         ---------------
                                                                                         $     2,624,500
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Storage & Transportation -- 0.2%
   1,405,000                      NuStar Logistics LP, 6.75%, 2/1/21                     $     1,390,950
                                                                                         ---------------
                                  Total Energy                                           $     4,661,200
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 0.4%
                                  Commodity Chemicals -- 0.1%
     610,000                      Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)              $       524,600
--------------------------------------------------------------------------------------------------------
                                  Specialty Chemicals -- 0.1%
     900,000                      INEOS Group Holdings SA, 5.875%, 2/15/19 (144A)        $       913,500
--------------------------------------------------------------------------------------------------------
                                  Construction Materials -- 0.0%+
     350,000                      Cemex SAB de CV, 5.875%, 3/25/19 (144A)                $       357,840
--------------------------------------------------------------------------------------------------------
                                  Metal & Glass Containers -- 0.2%
   1,000,000                      Ardagh Group, 3.876%, 5/15/21 (144A)                   $     1,000,000
--------------------------------------------------------------------------------------------------------
                                  Aluminum -- 0.1%
     350,000                      Constellium NV, 7.875%, 4/1/21 (144A)                  $       360,500
--------------------------------------------------------------------------------------------------------
                                  Paper Products -- 0.1%
     795,000                      Resolute Forest Products, Inc., 5.875%, 5/15/23        $       598,238
                                                                                         ---------------
                                  Total Materials                                        $     3,754,678
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 0.1%
                                  Construction & Engineering -- 0.1%
     750,000                      MasTec, Inc., 4.875%, 3/15/23                          $       690,000
                                                                                         ---------------
                                  Total Capital Goods                                    $       690,000
--------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 0.1%
                                  Airlines -- 0.1%
     500,000                      Air Canada 2013-1 Class C Pass Through Trust,
                                  6.625%, 5/15/18 (144A)                                 $       503,750
                                                                                         ---------------
                                  Total Transportation                                   $       503,750
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 0.1%
                                  Advertising -- 0.0%+
     370,000                      MDC Partners, Inc., 6.5%, 5/1/24 (144A)                $       383,172
--------------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 0.1%
     540,000                      Virgin Media Secured Finance Plc, 5.375%,
                                  4/15/21 (144A)                                         $       564,300
                                                                                         ---------------
                                  Total Media                                            $       947,472
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.1%
                                  Specialty Stores -- 0.1%
     660,000                      Outerwall, Inc., 6.0%, 3/15/19                         $       589,050
                                                                                         ---------------
                                  Total Retailing                                        $       589,050
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                  Health Care Services -- 0.1%
     510,000                      RegionalCare Hospital Partners Holdings, Inc.,
                                  8.25%, 5/1/23 (144A)                                   $       530,400
--------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 0.7%
   1,000,000                      Centene Escrow Corp., 5.625%, 2/15/21 (144A)           $     1,052,500
   1,500,000                      CHS, 5.125%, 8/15/18                                         1,518,750
   1,500,000                      CHS, 6.875%, 2/1/22                                          1,357,500
   1,000,000                      Universal Hospital Services, Inc., 7.625%, 8/15/20             933,800
                                                                                         ---------------
                                                                                         $     4,862,550
--------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 0.2%
   1,000,000                      Molina Healthcare, Inc., 5.375%, 11/15/22 (144A)       $     1,032,500
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $     6,425,450
--------------------------------------------------------------------------------------------------------
                                  BANKS -- 0.6%
                                  Diversified Banks -- 0.6%
   1,000,000                6.30  Bank of America Corp., Floating Rate Note (Perpetual)  $     1,047,500
   1,550,000                7.62  BNP Paribas SA, Floating Rate Note (Perpetual)
                                  (144A)                                                       1,584,875
   1,000,000                5.90  Citigroup, Inc., Floating Rate Note (Perpetual)                997,500
     180,000                5.95  Citigroup, Inc., Floating Rate Note (Perpetual)                177,750
                                                                                         ---------------
                                                                                         $     3,807,625
                                                                                         ---------------
                                  Total Banks                                            $     3,807,625
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.5%
                                  Specialized Finance -- 0.1%
     615,000                      Nationstar Mortgage LLC, 6.5%, 8/1/18                  $       599,625
--------------------------------------------------------------------------------------------------------
                                  Consumer Finance -- 0.2%
   1,000,000                5.55  Capital One Financial Corp., Floating Rate
                                  Note (Perpetual)                                       $       998,000
--------------------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 0.2%
   1,500,000                2.40  The Goldman Sachs Group, Inc., Floating Rate
                                  Note, 2/25/21                                          $     1,505,912
                                                                                         ---------------
                                  Total Diversified Financials                           $     3,103,537
--------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 2.0%
                                  Reinsurance -- 2.0%
     500,000                6.20  Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                                  Bond) (144A)                                           $       513,650
     500,000                3.82  Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                                  (Cat Bond) (144A)                                      $       509,200

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 19

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Reinsurance (continued)
     600,000                      Berwick 2016-1 Segregated Account (Kane SAC
                                  Ltd.), Variable Rate Notes, 2/1/18 (e) (f)             $       610,380
     500,000                4.56  Blue Danube II, Ltd., Floating Rate Note, 5/23/16
                                  (Cat Bond) (144A)                                              500,250
     250,000                7.06  Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                                  Bond) (144A)                                                   253,300
     600,000                      Carnosutie 2016-N,Segregated Account (Kane
                                  SAC Ltd.), Variance Rate Notes, 11/30/20 (e) (f)               612,060
     350,000                      Gleneagles Segregated Account (KANE SAC Ltd),
                                  Variable Rate Notes, 11/30/20 (e) (f)                          360,080
     600,000                      Gullane Segregated Account (KANE SAC Ltd.),
                                  Variable Rate Note 11/30/20 (e) (f)                            635,640
     500,000                6.96  Kilimanjaro Re, Ltd., Floating Rate Note,
                                  12/6/19 (144A)                                                 502,200
     250,000                9.46  Kilimanjaro Re, Ltd., Floating Rate Note,
                                  12/6/19 (144A)                                                 252,725
     650,000                4.98  Kilimanjaro Re, Ltd., Floating Rate Note,
                                  4/30/18 (Cat Bond) (144A)                                      650,000
   1,350,000                4.49  Longpoint Re, Ltd. III, Floating Rate Note,
                                  5/18/16 (Cat Bond) (144A)                                    1,347,570
     250,000                      Madison Re. Variable Rate Notes, 3/31/19 (e) (f)               250,000
     500,000                7.48  Northshore Re, Ltd., Floating Rate Note, 7/5/16
                                  (Cat Bond) (144A)                                              501,700
     600,000                      Pangaea Re., Variable Rate Notes, 2/1/20 (e) (f)               607,860
     500,000                4.80  PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                                  (Cat Bond) (144A)                                              499,650
     250,000                5.80  Queen Street IX Re, Ltd., Floating Rate Note,
                                  6/8/17 (Cat Bond) (144A)                                       249,625
     350,000               10.30  Residential Reinsurance 2012, Ltd., Floating Rate
                                  Note, 6/6/16 (Cat Bond) (144A)                                 351,750
     250,000                9.52  Residential Reinsurance 2013, Ltd., Floating Rate
                                  Note, 6/6/17 (Cat Bond) (144A)                                 258,400
     250,000                7.55  Residential Reinsurance 2015, Ltd., Floating Rate
                                  Note, 12/6/19 (Cat Bond) (144A)                                251,175
     350,000                      Resilience Re, Ltd., 4/7/17 (Cat Bond) (e) (f)                 316,540
     500,000                3.73  Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                                  Bond) (144A)                                                   496,350
     500,000                4.11  Sanders Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                                  Bond) (144A)                                                   500,750
     600,000                      St. Andrews Segregated Account (Kane SAC Ltd.),
                                  Variance Rate Notes, 2/1/18 (e) (f)                            616,020
   1,250,000                8.80  Tar Heel Re, Ltd., Floating Rate Note, 5/9/16 (Cat
                                  Bond) (144A)                                                 1,249,875
                                                                                         ---------------
                                                                                         $    12,896,750
                                                                                         ---------------
                                  Total Insurance                                        $    12,896,750
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 0.2%
                                  Internet Software & Services -- 0.2%
   1,295,000                      j2 Cloud Services, Inc., 8.0%, 8/1/20                  $     1,351,656
                                                                                         ---------------
                                  Total Software & Services                              $     1,351,656
--------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 0.1%
                                  Semiconductors -- 0.1%
     750,000                      Micron Technology, Inc., 5.25%, 8/1/23 (144A)          $       606,008
                                                                                         ---------------
                                  Total Semiconductors & Semiconductor Equipment         $       606,008
--------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 1.1%
                                  Integrated Telecommunication Services -- 1.0%
   2,500,000                      CenturyLink, Inc., 6.45%, 6/15/21                      $     2,550,000
   1,500,000                      Cincinnati Bell, Inc., 8.375%, 10/15/20                      1,537,500
   2,100,000                      Frontier Communications Corp., 8.5%, 4/15/20                 2,220,750
                                                                                         ---------------
                                                                                         $     6,308,250
--------------------------------------------------------------------------------------------------------
                                  Wireless Telecommunication Services -- 0.1%
     500,000                      Intelsat Jackson Holdings SA, 8.0%, 2/15/24 (144A)     $       517,500
                                                                                         ---------------
                                  Total Telecommunication Services                       $     6,825,750
--------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 0.2%
                                  Gas Utilities -- 0.0%+
     250,000                      Ferrellgas LP, 6.5%, 5/1/21                            $       238,125
--------------------------------------------------------------------------------------------------------
                                  Independent Power Producers & Energy
                                  Traders -- 0.2%
     521,000                      NRG Energy, Inc., 6.25%, 7/15/22                       $       510,747
     375,000                      Star Energy Geothermal Wayang Windu, Ltd.,
                                  6.125%, 3/27/20 (144A)                                         378,792
                                                                                         ---------------
                                                                                         $       889,539
                                                                                         ---------------
                                  Total Utilities                                        $     1,127,664
--------------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $47,378,232)                                     $    47,290,590
--------------------------------------------------------------------------------------------------------
                                  U.S. GOVERNMENT AND AGENCY
                                  OBLIGATIONS -- 5.0%
   6,000,000                0.53  Federal Farm Credit Banks, Floating Rate
                                  Note, 9/19/16                                          $     6,001,746
   4,700,000                      U.S. Treasury Bills, 5/19/16 (c)                             4,699,657
   3,200,000                      U.S. Treasury Bills, 5/26/16 (c)                             3,199,648
   4,445,000                0.33  U.S. Treasury Note, Floating Rate Note, 1/31/17              4,445,596
   9,215,000                0.42  U.S. Treasury Note, Floating Rate Note, 10/31/17             9,223,502
   4,450,000                0.32  U.S. Treasury Note, Floating Rate Note, 4/30/17              4,449,818
--------------------------------------------------------------------------------------------------------
                                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                  (Cost $32,003,558)                                     $    32,019,967
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 21

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  SENIOR FLOATING RATE LOAN
                                  INTERESTS -- 85.5%**
                                  ENERGY -- 1.8%
                                  Oil & Gas Drilling -- 0.5%
   2,976,786                6.00  Drillships Financing Holding, Inc., Tranche B-1
                                  Term Loan, 3/31/21                                     $     1,458,625
   1,750,000                7.50  Jonah Energy LLC, Term Loan (Second Lien), 5/8/21            1,211,875
   1,201,861                4.50  Pacific Drilling SA, Term Loan, 6/3/18                         347,788
   1,975,000                5.25  Paragon Offshore Finance, Term Loan, 7/16/21                   508,562
                                                                                         ---------------
                                                                                         $     3,526,850
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Equipment & Services -- 0.1%
   1,661,750                5.75  FR Dixie Acquisition Corp., Term Loan, 1/23/21         $       789,331
--------------------------------------------------------------------------------------------------------
                                  Integrated Oil & Gas -- 0.4%
   1,570,401                5.25  ExGen Renewables I LLC, Term Loan, 2/5/21              $     1,582,179
      30,316                4.50  Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16                   30,240
   1,344,063                4.00  Seadrill Operating LP, Initial Term Loan, 2/14/21              661,111
                                                                                         ---------------
                                                                                         $     2,273,530
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.1%
     439,453                3.50  EP Energy LLC, Tranche B-3 Loan, 5/24/18               $       351,563
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Refining & Marketing -- 0.5%
   1,487,468                5.25  Chelsea Petroleum Products I LLC, Tranche B
                                  Term Loan, 7/22/22                                     $     1,450,282
     933,719                3.75  Pilot Travel Centers LLC, Refinancing Tranche B
                                  Term Loan, 10/3/21                                             939,555
     876,758                4.25  Western Refining, Inc., Term Loan 2013, 11/12/20               867,808
                                                                                         ---------------
                                                                                         $     3,257,645
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Storage & Transportation -- 0.2%
     350,000                3.59  Energy Transfer Equity LP, Loan (2013), 12/2/19        $       330,604
     464,706                4.00  Energy Transfer Equity LP, Loan (2015), 12/2/19                446,118
     859,569                4.75  Penn Products Terminals LLC, Tranche B Term
                                  Loan, 4/1/22                                                   840,229
                                                                                         ---------------
                                                                                         $     1,616,951
--------------------------------------------------------------------------------------------------------
                                  Coal & Consumable Fuels -- 0.0%+
     195,833               18.15  Bumi Resources Tbk PT, Term Loan, 8/15/13              $        39,167
                                                                                         ---------------
                                  Total Energy                                           $    11,855,037
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 9.5%
                                  Commodity Chemicals -- 0.4%
     283,906                4.75  Eco Services Operations, Initial Term Loan, 10/8/21    $       277,163
   2,393,813                4.50  Tronox Pigments Holland BV, New Term Loan,
                                  3/19/20                                                      2,323,868
                                                                                         ---------------
                                                                                         $     2,601,031
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Diversified Chemicals -- 1.1%
   1,296,750                6.50  Azelis Finance SA, Dollar Term Loan (First Lien),
                                  12/1/22                                                $     1,304,044
     496,250                3.75  Chemours Company LLC, Term Loan (First Lien),
                                  5/12/22                                                        485,084
   2,027,977                5.00  Nexeo Solutions LLC, Initial Term Loan, 2/26/17              2,025,442
     382,947                5.00  Orion Engineered Carbons GmbH, Initial Dollar
                                  Term Loan, 7/25/21                                             384,384
     798,000                5.75  Plaskolite, Inc., Term Loan (First Lien), 11/2/22              799,995
   1,995,595                3.75  Tata Chemicals North America, Inc., Term Loan,
                                  8/7/20                                                       1,975,639
                                                                                         ---------------
                                                                                         $     6,974,588
--------------------------------------------------------------------------------------------------------
                                  Fertilizers & Agricultural Chemicals -- 0.2%
     992,500                4.25  Methanol Holdings Trinidad, Ltd., Initial Term
                                  Loan, 6/2/22                                           $       923,025
--------------------------------------------------------------------------------------------------------
                                  Specialty Chemicals -- 3.4%
   1,730,953                4.50  Allnex Luxembourg & CY SCA, Tranche B-1 Term
                                  Loan, 10/4/19                                          $     1,728,789
     898,108                4.50  Allnex Luxembourg & CY SCA, Tranche B-2 Term
                                  Loan, 10/4/19                                                  896,985
   2,186,124                3.75  Axalta Coating Systems US Holdings, Inc.,
                                  Refinanced Term B Loan, 2/1/20                               2,186,295
     321,135                3.50  Chemtura Corp., New Term Loan, 8/29/16                         322,339
   3,311,008                5.00  CSM Bakery Solutions LLC, Term Loan (First
                                  Lien), 7/3/20                                                3,283,073
     775,000                5.25  GCP Applied Technologies Inc., Term Loan (First
                                  Lien), 1/22/22                                                 779,521
     842,513                3.50  Huntsman International LLC, 2015 Extended
                                  Term B Dollar Loan, 4/19/19                                    842,162
   2,674,375                5.50  MacDermid, Inc., Tranche B Term Loan (First
                                  Lien), 6/7/20                                                2,630,291
   2,629,621                4.25  OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18               2,614,829
     498,750                3.75  PolyOne Corp., Initial Loan, 11/6/22                           499,841
   3,484,455                4.00  PQ Corp., 2014 Term Loan, 8/7/17                             3,486,995
   1,558,694                5.75  PQ Corp., Term Loan (First Lien), 10/28/22                   1,570,072
     124,063                4.50  Royal Holdings, Inc., Initial Term Loan (First Lien),
                                  6/12/22                                                        123,539
     175,000                8.50  Royal Holdings, Inc., Initial Term Loan (Second
                                  Lien), 6/12/23                                                 167,635
     870,937                2.75  WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                    867,889
                                                                                         ---------------
                                                                                         $    22,000,255
--------------------------------------------------------------------------------------------------------
                                  Construction Materials -- 0.5%
   1,352,850                3.50  American Builders & Contractors Supply Co, Inc.,
                                  Term B Loan, 4/16/20                                   $     1,357,078

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 23

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Construction Materials (continued)
   1,799,526                4.25  CeramTec Service GmbH, Initial Dollar Term B-1
                                  Loan, 8/30/20                                          $     1,800,651
                                                                                         ---------------
                                                                                         $     3,157,729
--------------------------------------------------------------------------------------------------------
                                  Metal & Glass Containers -- 0.7%
     293,880                4.00  Ardagh Holdings USA, Inc., Tranche B-3 Term
                                  Loan (First Lien), 12/17/19                            $       294,064
   1,991,663                5.50  BWay Intermediate, Initial Term Loan, 8/14/20                1,988,177
     995,002                5.75  Prolampac Intermediate, Inc., Initial Term Loan
                                  (First Lien), 7/23/22                                          983,186
     942,875                4.50  Tekni-Plex, Inc., Tranche B-1 Term Loan (First
                                  Lien), 4/15/22                                                 935,018
                                                                                         ---------------
                                                                                         $     4,200,445
--------------------------------------------------------------------------------------------------------
                                  Paper Packaging -- 1.1%
   2,255,655                4.00  Berry Plastics Group, Inc., Term F Loan, 9/17/22       $     2,265,241
     438,628                8.00  Caraustar Industries, Inc., Incremental Term Loan,
                                  6.75%, 5/1/19                                                  437,715
   1,382,548                8.00  Caraustar Industries, Inc., Term Loan, 5/1/19                1,379,668
   1,046,674                8.02  Clondalkin Acquisition BV, Term Loan, 5/31/20                1,041,441
     402,568                4.50  Coveris Holdings SA, USD Term Loan, 4/14/19                    399,549
   1,786,063                4.25  Multi Packaging Solutions, Inc., Initial Dollar
                                  Tranche B Term, 9/30/20                                      1,786,063
                                                                                         ---------------
                                                                                         $     7,309,677
--------------------------------------------------------------------------------------------------------
                                  Aluminum -- 0.2%
   1,488,750                4.00  Novelis, Inc., Initial Term Loan, 5/28/22              $     1,483,353
--------------------------------------------------------------------------------------------------------
                                  Diversified Metals & Mining -- 0.7%
   2,301,119                4.25  Fortescue Metals Group Ltd., Bank Loan, 6/30/19        $     2,177,722
   2,954,261                4.00  US Silica Co., Term Loan, 7/23/20                            2,577,592
                                                                                         ---------------
                                                                                         $     4,755,314
--------------------------------------------------------------------------------------------------------
                                  Steel -- 0.8%
     987,413                4.50  Atkore International, Inc., Term Loan (First
                                  Lien), 3/27/21                                         $       972,807
   1,537,814                4.75  JMC Steel Group, Inc., Term Loan, 4/1/17                     1,536,853
     939,815                3.75  Signode Industrial Group US, Inc., Tranche B Term
                                  Loan (First Lien), 3/21/21                                     933,941
   1,683,840                4.50  TMS International Corp., Term B Loan, 10/2/20                1,532,294
                                                                                         ---------------
                                                                                         $     4,975,895
--------------------------------------------------------------------------------------------------------
                                  Paper Products -- 0.4%
   1,653,881                6.25  Appvion, Inc., Term Commitment, 6/28/19                $     1,581,523
   1,188,708                4.25  Rack Holdings, Inc., Tranche B-1 USD Term Loan,
                                  10/1/21                                                      1,164,934
                                                                                         ---------------
                                                                                         $     2,746,457
                                                                                         ---------------
                                  Total Materials                                        $    61,127,769
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 9.6%
                                  Aerospace & Defense -- 2.7%
   2,462,055                4.00  Accudyne Industries Borrower SCA, Refinancing
                                  Term Loan, 12/13/19                                    $     2,228,160
   1,240,625                5.50  Alion Science & Technology Corp., Term Loan
                                  (First Lien), 8/13/21                                        1,229,770
   2,709,436                4.75  DigitalGlobe, Inc., Term Loan, 1/25/20                       2,721,268
   1,839,808                6.25  DynCorp International, Inc., Term Loan, 7/7/16               1,798,412
     436,534                5.25  Standard Aero, Ltd., Term Loan (First Lien), 6/23/22           436,534
   1,211,629                7.00  TASC, Inc., First Lien Term Loan, 2/28/17                    1,208,085
   2,387,047                5.75  The SI Organization, Inc., Term Loan (First Lien),
                                  11/19/19                                                     2,390,031
   2,052,750                5.50  TurboCombustor Technology, Inc., Initial Term
                                  Loan, 10/18/20                                               1,842,343
     623,685                3.25  Wesco Aircraft Hardare Corp., Tranche B Term Loan
                                  (First Lien), 2/24/21                                          614,329
   2,856,467                4.50  WP CPP Holdings LLC, Term B-3 Loan (First
                                  Lien), 12/28/19                                              2,749,350
                                                                                         ---------------
                                                                                         $    17,218,282
--------------------------------------------------------------------------------------------------------
                                  Building Products -- 2.5%
   2,200,000                4.00  Armstrong World Industries, Inc., Term Loan B,
                                  2/23/23                                                $     2,211,000
   2,239,688                6.00  Builders FirstSource, Inc., Initial Term Loan,
                                  7/24/22                                                      2,240,738
   1,461,118                4.25  NCI Building Systems, Inc., Tranche B Term
                                  Loan, 6/24/19                                                1,454,612
   1,856,877                3.50  Nortek, Inc., Incremental-1 Loan, 10/30/20                   1,831,345
   2,294,250                6.25  Quanex Building Products Corp., Initial Term
                                  Loan, 10/7/22                                                2,302,853
   2,750,955                4.00  Quikrete Holdings, Inc., Initial Loan (First Lien),
                                  9/26/20                                                      2,750,669
   1,215,813                4.00  Summit Materials LLC, Restatement Effective Date
                                  Term Loan, 6/26/22                                           1,217,205
   2,060,793                4.25  Unifrax Corp., New Term B Loan, 12/31/19                     1,957,754
                                                                                         ---------------
                                                                                         $    15,966,176
--------------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.0%+
     310,178                3.75  Aecom Technology, Term Loan B, 10/15/21                $       312,117
--------------------------------------------------------------------------------------------------------
                                  Electrical Components & Equipment -- 0.9%
     851,767                5.25  Pelican Products, Inc., Term Loan (First Lien), 4/8/20 $       800,661
   2,904,793                3.00  Southwire Co., Term Loan, 1/31/21                            2,855,775
   1,916,091                6.00  WireCo WorldGroup, Inc., Term Loan, 2/15/17                  1,895,733
                                                                                         ---------------
                                                                                         $     5,552,169
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 25

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Industrial Conglomerates -- 1.1%
     191,287                4.25  CeramTec Acquisition Corp., Initial Dollar Term B-2
                                  Loan, 8/30/20                                          $       191,407
     548,373                4.25  CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                   548,716
   1,245,168                4.50  Doosan Infracore, Tranche B Term, 5/28/21                    1,230,382
   1,692,278                4.25  Filtration Group, Inc., Term Loan (First Lien),
                                  11/21/20                                                     1,690,163
   1,228,109                4.25  Gates Global LLC, Tranche B Term Loan (First
                                  Lien), 6/12/21                                               1,180,519
     401,342                5.00  Kloeckner Pentaplast of America, Inc., Initial U.S.
                                  Borrower Dollar Term Loan, 4/22/20                             402,345
     171,514                5.00  KP Germany Erste GmbH, Initial German Borrower
                                  Dollar Term Loan, 4/22/20                                      171,942
   1,500,000                4.50  Milacron LLC, Term Loan, 9/28/20                             1,503,750
                                                                                         ---------------
                                                                                         $     6,919,224
--------------------------------------------------------------------------------------------------------
                                  Construction & Farm Machinery & Heavy
                                  Trucks -- 0.4%
   1,182,038                6.50  Navistar, Inc., Tranche B Term Loan, 8/17/17           $     1,123,920
   1,500,000                4.50  Terex Corporation, Term Loan (First Lien), 12/15/22          1,481,250
                                                                                         ---------------
                                                                                         $     2,605,170
--------------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 1.7%
   2,050,000                7.25  Blount International, Inc., Initial Term Loan, 4/5/23  $     2,050,000
   2,322,299                4.25  Gardner Denver, Inc., Initial Dollar
                                  Term Loan, 7/30/20                                           2,176,431
   1,476,923                5.75  Manitowoc Foodservice, Inc., Term B Loan, 2/5/23             1,491,385
   1,990,000                0.00  NN, Inc., Initial Term Loan, 10/2/22                         1,980,050
   1,211,603                5.25  Tank Holding Corp., Initial Term Loan, 7/9/19                1,157,081
   1,869,980                6.25  Xerium Technologies, Inc., Initial Term Loan, 5/17/19        1,827,905
                                                                                         ---------------
                                                                                         $    10,682,852
--------------------------------------------------------------------------------------------------------
                                  Trading Companies & Distributors -- 0.3%
   1,442,750                4.25  Univar USA, Inc., Initial Dollar Term Loan, 6/25/22    $     1,427,121
     817,831                3.75  WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19           820,387
                                                                                         ---------------
                                                                                         $     2,247,508
                                                                                         ---------------
                                  Total Capital Goods                                    $    61,503,498
--------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 3.1%
                                  Environmental & Facilities Services -- 1.2%
     471,732                3.75  ADS Waste Holdings, Inc., Initial Tranche B-2,
                                  10/9/19                                                $       470,848
   1,240,625                5.25  Infiltrator Systems Integrated LLC, Term B Loan,
                                  5/21/22                                                      1,243,209
   1,163,250                4.25  Waste Industries USA, Inc., Initial Term Loan,
                                  2/20/20                                                      1,170,520
   1,864,781                5.50  Wastequip LLC, Term Loan, 8/9/19                             1,864,781

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Environmental & Facilities Services (continued)
   1,946,363                4.00  WCA Waste Corp., Term Loan, 3/23/18                    $     1,945,146
     945,881                5.00  Wheelabrator, Term B Loan, 10/15/21                            916,914
      42,146                5.00  Wheelabrator, Term C Loan, 10/15/21                             40,855
                                                                                         ---------------
                                                                                         $     7,652,273
--------------------------------------------------------------------------------------------------------
                                  Office Services & Supplies -- 0.2%
   1,246,875                4.25  West Corp., Term B-11 Loan, 11/20/21                   $     1,250,771
--------------------------------------------------------------------------------------------------------
                                  Diversified Support Services -- 0.9%
     250,335                8.02  IAP Worldwide Services, Inc., Term Loan, 7/18/19       $       248,770
     499,922                7.00  infoGroup, Inc., Term B Loan, 5/26/18                          479,300
   1,000,000                4.25  KAR Auction Services, Inc., Tranche B-3 Term
                                  Loan, 2/28/23                                                1,003,750
   1,354,559                6.50  Language Line LLC, Initial Term Loan (First Lien),
                                  7/2/21                                                       1,350,326
   2,048,401                4.00  MTL Publishing LLC, Term B-3 Loan, 8/14/22                   2,049,681
     770,000                8.02  Ryan LLC, Tranche B Term Loan, 8/5/20                          753,638
                                                                                         ---------------
                                                                                         $     5,885,465
--------------------------------------------------------------------------------------------------------
                                  Security & Alarm Services -- 0.6%
     908,399                4.25  Allied Security Holdings LLC, Closing Date Term
                                  Loan (First Lien), 2/12/21                             $       904,613
   1,966,912                4.00  Garda World Security Corp., Term B Loan, 11/1/20             1,936,588
     503,163                4.00  Garda World Security Corp., Term B Loan, 11/8/20               495,406
     831,069                4.25  Monitronics International, Inc., Term B Loan,
                                  3/23/18                                                        797,826
                                                                                         ---------------
                                                                                         $     4,134,433
--------------------------------------------------------------------------------------------------------
                                  Human Resource & Employment Services -- 0.2%
   1,231,712                3.75  On Assignment, Inc., Initial Term B Loan, 6/5/22       $     1,237,101
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $    20,160,043
--------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 2.8%
                                  Air Freight & Logistics -- 0.5%
     541,872                6.50  CEVA Group Plc, Pre-Funded L/C Loan, 3/19/21           $       475,944
     560,000                6.50  Ceva Intercompany BV, Dutch BV Term, 3/19/21                   491,866
      96,552                6.50  Ceva Logistics Canada, ULC, Canadian Term
                                  Loan, 3/19/21                                                   84,805
     772,414                6.50  Ceva Logistics U.S. Holdings, Inc., US Term
                                  Loan, 3/19/21                                                  678,437
   1,661,750                5.25  Syncreon Group BV, Term Loan, 9/26/20                        1,395,870
                                                                                         ---------------
                                                                                         $     3,126,922
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 27

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Airlines -- 1.7%
   1,572,000                4.00  Air Canada, Replacement Term Loan, 9/26/19             $     1,581,335
   3,969,300                3.25  American Airlines, Inc., 2015 Term Loan (New),
                                  6/27/20                                                      3,953,177
     889,875                3.50  American Airlines, Inc., Tranche B-1 Term Loan
                                  (Consenting), 5/23/19                                          890,616
   2,303,707                3.25  Atlantic Aviation FBO, Inc., Term Loan (2013), 6/1/20        2,299,867
     597,000                3.25  Delta Air Lines Inc., Term Loan (First Lien), 8/24/22          599,015
   1,697,500                3.25  United Airlines, Inc., Class B Term Loan, 4/1/19             1,699,198
                                                                                         ---------------
                                                                                         $    11,023,208
--------------------------------------------------------------------------------------------------------
                                  Marine -- 0.4%
     926,449                9.75  Commercial Barge Line Co., Initial Term Loan,
                                  11/6/20                                                $       810,643
   1,939,706                5.25  Navios Maritime Partners LP, Term Loan, 6/27/18              1,716,640
                                                                                         ---------------
                                                                                         $     2,527,283
--------------------------------------------------------------------------------------------------------
                                  Trucking -- 0.1%
     111,025                4.00  The Kenan Advantage Group, Inc., Initial Canadian
                                  Term Loan, 7/24/22                                     $       110,933
     341,076                4.00  The Kenan Advantage Group, Inc., Initial U.S. Term
                                  Loan, 7/24/22                                                  340,792
                                                                                         ---------------
                                                                                         $       451,725
--------------------------------------------------------------------------------------------------------
                                  Marine Ports & Services -- 0.1%
     763,393                5.25  SeaStar Solutions, Term Loan, 1/22/21                  $       762,120
                                                                                         ---------------
                                  Total Transportation                                   $    17,891,258
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 3.5%
                                  Auto Parts & Equipment -- 2.7%
   1,601,155                6.00  Affinia Group, Inc., Tranche B-2 Term Loan, 4/25/20    $     1,598,113
   2,268,490                3.50  Allison Transmission, Inc., Term B-3 Loan, 8/23/19           2,275,580
   2,023,767                4.00  Cooper Standard Intermediate Holdco 2 LLC, Term
                                  Loan, 3/28/21                                                2,023,767
   1,993,677                5.75  Electrical Components International, Inc., Loan,
                                  4/17/21                                                      1,997,415
   1,589,866                4.75  Federal-Mogul Corporation, Tranche C Term, 4/15/21           1,522,297
     645,979                4.75  Key Safety Systems, Inc., Initial Term Loan, 7/28/21           647,190
   1,449,891                3.75  MPG Holdco I, Inc., Tranche B-1 Term Loan (2015),
                                  10/20/21                                                     1,443,677
     812,927                4.25  Schaeffler AG, Facility B-USD, 5/15/20                         819,532
   1,564,781                4.50  TI Group Automotive Systems LLC, Initial US Term
                                  Loan, 6/25/22                                                1,564,781
   2,917,263                4.00  Tower Automotive Holdings USA LLC, Initial Term
                                  Loan (2014), 4/23/20                                         2,917,263
     807,917                3.50  Visteon Corp., Tranche B Loan (First Lien), 4/8/21             806,655
                                                                                         ---------------
                                                                                         $    17,616,270
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Tires & Rubber -- 0.2%
   1,087,500                3.75  The Goodyear Tire & Rubber Co., Term Loan
                                  (Second Lien), 3/27/19                                 $     1,091,239
--------------------------------------------------------------------------------------------------------
                                  Automobile Manufacturers -- 0.6%
   1,426,698                3.50  Chrysler Group LLC, Term Loan B, 5/24/17               $     1,428,604
   1,151,286                3.25  Chrysler Group LLC, Tranche B Term Loan, 12/29/18            1,152,293
   1,206,625                6.00  Crown Group llc, Term Loan (First Lien), 9/30/20             1,164,393
                                                                                         ---------------
                                                                                         $     3,745,290
                                                                                         ---------------
                                  Total Automobiles & Components                         $    22,452,799
--------------------------------------------------------------------------------------------------------
                                  CONSUMER DURABLES & APPAREL -- 1.8%
                                  Home Furnishings -- 0.4%
   2,581,653                4.25  Serta Simmons Bedding LLC, Term Loan, 10/1/19          $     2,590,932
--------------------------------------------------------------------------------------------------------
                                  Homebuilding -- 0.2%
   1,300,000                5.75  GCA Merger Sub, Inc., Term Loan (First Lien), 2/22/23  $     1,306,500
--------------------------------------------------------------------------------------------------------
                                  Housewares & Specialties -- 0.7%
   2,490,717                4.50  Reynolds Group Holdings, Inc., Incremental U.S.
                                  Term Loan, 12/31/18                                    $     2,501,614
   2,420,598                5.50  World Kitchen LLC, U.S. Term Loan, 3/4/19                    2,422,110
                                                                                         ---------------
                                                                                         $     4,923,724
--------------------------------------------------------------------------------------------------------
                                  Leisure Products -- 0.2%
   1,112,584                3.75  Bombardier Recreational Products, Inc., Term
                                  B-2 Loan, 1/30/19                                      $     1,113,379
--------------------------------------------------------------------------------------------------------
                                  Apparel, Accessories & Luxury Goods -- 0.2%
   1,100,534                3.25  PVH Corp., Tranche B Term Loan, 12/19/19               $     1,108,003
--------------------------------------------------------------------------------------------------------
                                  Footwear -- 0.1%
     498,744                0.00  Regal Cinemas Corp., Term Loan, 3/17/22                $       501,432
                                                                                         ---------------
                                  Total Consumer Durables & Apparel                      $    11,543,970
--------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 6.3%
                                  Casinos & Gaming -- 1.4%
   3,286,985                4.25  CityCenter Holdings LLC, Term B Loan, 10/16/20         $     3,300,340
     868,438                4.25  Eldorado Resorts, Inc., Initial Term Loan, 7/17/22             871,332
     200,000                3.11  Pinnacle Entertainments Inc., Term Loan (First
                                  Lien), 11/24/22                                                201,125
   4,487,188                6.00  Scientific Games, Initial Term B-2, 10/1/21                  4,432,502
                                                                                         ---------------
                                                                                         $     8,805,299
--------------------------------------------------------------------------------------------------------
                                  Hotels, Resorts & Cruise Lines -- 1.0%
   2,698,209                3.50  Four Seasons Holdings Inc., Term Loan, 6/27/20         $     2,701,582
   1,134,079                3.50  Hilton Worldwide Finance LLC, Initial Term
                                  Loan, 9/23/20                                                1,138,615
   1,657,500                4.00  Sabre GLBL, Inc., Incremental Term Loan, 2/19/19             1,664,060
   1,047,061                4.00  Sabre GLBL, Inc., Term B Loan, 2/19/19                       1,051,097
                                                                                         ---------------
                                                                                         $     6,555,354
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 29

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Leisure Facilities -- 0.9%
   1,520,311                3.25  Cedar Fair LP, U.S. Term Facility, 3/6/20              $     1,528,851
   1,899,731                5.53  L.A. Fitness International, LLC, Tranche B Term
                                  Loan (First Lien), 4/25/20                                   1,866,485
     769,188                4.25  Life Time Fitness, Inc., Closing Date Term Loan,
                                  6/4/22                                                         766,303
   1,687,250                3.50  Six Flags Theme Parks, Inc., Tranche B Term
                                  Loan, 6/30/22                                                1,695,686
                                                                                         ---------------
                                                                                         $     5,857,325
--------------------------------------------------------------------------------------------------------
                                  Restaurants -- 0.7%
     677,921                3.75  1011778 BC ULC, Term B-2 Loan, 12/12/21                $       679,828
   1,623,571                4.00  Landry's, Inc., B Term Loan, 4/24/18                         1,627,124
   2,369,004                4.25  PF Chang's China Bistro, Inc., Term Borrowing,
                                  7/2/19                                                       2,265,360
                                                                                         ---------------
                                                                                         $     4,572,312
--------------------------------------------------------------------------------------------------------
                                  Education Services -- 1.2%
   2,599,233                3.75  Bright Horizons Family Solutions, Inc., Term B
                                  Loan, 1/14/20                                          $     2,607,356
   1,339,127                4.00  Houghton Mifflin Harcourt Publishers, Inc., Term
                                  Loan, 5/11/21                                                1,314,018
   3,407,796                5.00  Laureate Education, Inc., New Series 2018
                                  Extended Term Loan, 6/16/18                                  3,169,250
     925,923                6.25  McGraw-Hill Global Education Holdings LLC, Term B
                                  Loan, 3/22/19                                                  927,370
                                                                                         ---------------
                                                                                         $     8,017,994
--------------------------------------------------------------------------------------------------------
                                  Specialized Consumer Services -- 1.1%
     346,740                5.50  Creative Artists Agency LLC, Amendment No. 3
                                  Incremental Term Loan, 12/10/21                        $       347,119
   1,742,239                5.25  GENEX Holdings, Inc., Term B Loan (First Lien),
                                  5/22/21                                                      1,726,994
   2,190,000                6.00  Kindercare Education LLC, Initial Term Loan (First
                                  Lien), 8/13/22                                               2,179,050
   1,445,364                5.00  Prime Security Services Borrower LLC, Term B Loan
                                  (First Lien), 6/19/21                                        1,449,580
     650,000                5.50  Prime Security Services Borrower LLC., Term Loan
                                  (First Lien), 4/21/22                                          653,149
     916,421                4.00  Weight Watchers International, Inc., Initial Tranche
                                  B-2 Term Loan, 4/2/20                                          677,769
                                                                                         ---------------
                                                                                         $     7,033,661
                                                                                         ---------------
                                  Total Consumer Services                                $    40,841,945
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 7.4%
                                  Advertising -- 0.4%
   2,584,478                6.75  Affinion Group, Inc., Tranche B Term Loan, 4/30/18     $     2,283,226
--------------------------------------------------------------------------------------------------------
                                  Broadcasting -- 2.1%
   1,149,525                4.50  Catalina Holding Corp., Tranche B Term Loan (First
                                  Lien), 4/3/21                                          $       981,407
     681,004                3.00  CBS Outdoor Americas Capital llc, Tranche B Term
                                  Loan (First Lien), 1/15/21                                     679,373
   1,738,282                4.00  Entercom Radio llc, Term B-2 Loan, 11/23/18                  1,739,007
   1,500,000                3.94  Gray Television, Inc., Term Loan (First Lien), 6/10/21       1,503,562
     798,000                4.25  Gray Television, Inc., Term Loan C, 6/13/21                    802,489
   1,768,500                4.25  Hubbard Radio LLC, Term Loan, 5/12/22                        1,725,761
   1,462,500                3.25  Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20          1,453,969
     709,706                3.00  Sinclair Television Group, Inc., New Tranche B Term
                                  Loan, 4/19/20                                                  707,754
     584,287                4.25  Townsquare Media, Inc., Initial Term Loan, 3/17/22             579,661
   2,816,277                4.10  Tribune Media Co., Term B Loan, 12/27/20                     2,809,675
     727,079                4.00  Univision Communications, Inc., 2013 Incremental
                                  Term Loan (C-3), 3/1/20                                        727,468
                                                                                         ---------------
                                                                                         $    13,710,126
--------------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 2.1%
   1,800,000                3.50  CCO Safari III LLC, Term I Loan, 1/23/23               $     1,809,803
   4,765,250                3.00  Charter Communications Operating LLC, Term F
                                  Loan, 1/1/21                                                 4,761,157
   1,913,109                3.75  Intelsat Jackson Holdings SA, Tranche B-2 Term
                                  Loan, 6/30/19                                                1,798,801
     440,315                4.25  Learfield Communications, Inc., 2014 Replacement
                                  Term Loan (First Lien), 10/9/20                                440,591
     466,800                3.25  MCC Iowa LLC, Tranche H Term Loan, 1/29/21                     467,384
   1,492,424                6.75  MediArena Acquisition BV, Dollar Term B Loan
                                  (First Lien), 8/6/21                                         1,280,997
   1,207,098                3.60  Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22               1,204,552
   1,138,945                3.65  Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22        1,136,543
     733,957                3.65  Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22          732,410
                                                                                         ---------------
                                                                                         $    13,632,238
--------------------------------------------------------------------------------------------------------
                                  Movies & Entertainment -- 2.0%
   2,120,042                4.00  AMC Entertainment, Inc., Initial Term Loan, 4/30/20    $     2,132,631
   2,089,500                5.00  CDS US Intermediate Holdings, Inc., Initial Term
                                  Loan (First Lien), 6/25/22                                   2,026,815
     157,767                3.75  Cinedigm Digital Funding 1 LLC, Term Loan,
                                  2/28/18                                                        156,584
   1,506,107                3.25  Kasima LLC, Term Loan, 5/17/21                               1,500,930
   1,520,653                3.50  Live Nation Entertainment, Inc., Term B-1 Loan,
                                  8/17/20                                                      1,528,890

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 31

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Movies & Entertainment (continued)
     248,322                4.75  NVA Holdings, Inc., Term Loan (First Lien), 8/8/21     $       248,012
   1,945,000                3.50  Seminole Hard Rock Entertainment, Inc., Term
                                  Loan, 5/14/20                                                1,945,000
   3,095,625                3.75  WMG Acquisition Corp., Tranche B Refinancing
                                  Term Loan, 7/1/20                                            3,070,198
                                                                                         ---------------
                                                                                         $    12,609,060
--------------------------------------------------------------------------------------------------------
                                  Publishing -- 0.8%
   1,739,325                7.00  Cengage Learning Acquisitions, Inc., Term Loan,
                                  3/6/20                                                 $     1,732,367
   2,639,250                6.25  McGraw-Hill School Education Holdings llc, Term B
                                  Loan, 12/18/19                                               2,643,375
   1,006,645                0.00  Quincy Newspapers, Inc., Term Loan B, 10/19/22               1,005,387
                                                                                         ---------------
                                                                                         $     5,381,129
                                                                                         ---------------
                                  Total Media                                            $    47,615,779
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 2.3%
                                  Department Stores -- 0.2%
   1,657,596                4.25  Neiman Marcus Group, Ltd. LLC, Other Term
                                  Loan, 10/25/20                                         $     1,582,412
--------------------------------------------------------------------------------------------------------
                                  Apparel Retail -- 0.1%
     656,682                4.75  Hudson's Bay Co., Initial Term Loan, 8/14/22           $       660,273
--------------------------------------------------------------------------------------------------------
                                  Computer & Electronics Retail -- 0.0%+
      54,675                9.32  Targus Group International, Inc., Tranche A-2 Term
                                  Loan, 15.0% (15.0% PIK 0% cash), 12/31/19 (g)          $        54,675
     164,026                9.32  Targus Group International, Inc., Tranche A-2/B Term
                                  Loan, 14.0% (14.0% PIK 0% cash), 12/31/19 (g)                  164,026
                                                                                         ---------------
                                                                                         $       218,701
--------------------------------------------------------------------------------------------------------
                                  Home Improvement Retail -- 0.5%
   3,350,633                4.50  Apex Tool Group LLC, Term Loan, 2/1/20                 $     3,289,903
--------------------------------------------------------------------------------------------------------
                                  Specialty Stores -- 0.6%
   1,995,000                5.75  Pet Acquisition Merger LLC, Term Loan (First Lien),
                                  1/15/23                                                $     2,009,605
     519,750                4.25  PetSmart, Inc., Tranche B-1 Loan, 3/10/22                      518,716
   1,000,000                4.75  Staples Escrow LLC, Initial Loan, 1/29/22                    1,002,708
                                                                                         ---------------
                                                                                         $     3,531,029
--------------------------------------------------------------------------------------------------------
                                  Automotive Retail -- 0.6%
     556,777                3.00  Avis Budget Car Rental LLC, Tranche B Term
                                  Loan, 3/15/19                                          $       556,515
   1,122,019                5.75  CWGS Group LLC, Term Loan, 2/20/20                           1,120,616
   1,693,125                3.75  The Hertz Corp., Tranche B1 Term Loan, 3/11/18               1,695,091

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Automotive Retail (continued)
     485,000                3.00  The Hertz Corp., Tranche B-2 Term Loan, 3/11/18        $       484,333
                                                                                         ---------------
                                                                                         $     3,856,555
--------------------------------------------------------------------------------------------------------
                                  Homefurnishing Retail -- 0.3%
   1,596,000                0.00  Mattress Holding Corp., 2016 Incremental Loan,
                                  10/20/21                                               $     1,589,683
                                                                                         ---------------
                                  Total Retailing                                        $    14,728,556
--------------------------------------------------------------------------------------------------------
                                  FOOD & STAPLES RETAILING -- 1.5%
                                  Drug Retail -- 0.1%
     687,750                4.50  Hearthside Group Holdings LLC, Term Loan (First
                                  Lien), 4/24/21                                         $       687,079
--------------------------------------------------------------------------------------------------------
                                  Food Distributors -- 0.7%
   1,515,940                5.75  AdvancePierre Foods, Inc., Term Loan (First Lien),
                                  7/10/17                                                $     1,519,324
   1,348,866                4.75  Clearwater Seafoods LP, Term Loan B 2013,
                                  6/26/19                                                      1,355,610
   1,719,000                4.25  Del Monte Foods Consumer Products, Inc., Term
                                  Loan (First Lien), 11/26/20                                  1,671,727
                                                                                         ---------------
                                                                                         $     4,546,661
--------------------------------------------------------------------------------------------------------
                                  Food Retail -- 0.7%
   4,309,733                5.50  Albertsons LLC, Term B-2 Loan, 3/21/19                 $     4,321,663
                                                                                         ---------------
                                  Total Food & Staples Retailing                         $     9,555,403
--------------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 2.4%
                                  Agricultural Products -- 0.3%
   1,960,000                3.25  Darling International, Inc., Term B USD Loan,
                                  12/19/20                                               $     1,964,263
--------------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats -- 2.1%
   1,402,726                4.50  CTI Foods Holding Co LLC, Term Loan (First Lien),
                                  6/29/20                                                $     1,367,658
   1,246,638                4.50  Dole Food Co, Inc., Tranche B Term Loan, 10/25/18            1,246,638
   1,755,000                3.75  JBS USA LLC, Incremental Term Loan, 9/18/20                  1,755,737
   1,749,252                3.75  JBS USA LLC, Initial Term Loan, 5/25/18                      1,750,345
   1,893,333                5.25  Keurig Green Mountain, Inc., Term B USD Loan,
                                  2/10/23                                                      1,904,756
   2,712,880                3.00  Pinnacle Foods Finance LLC, Tranche G Term
                                  Loan, 4/29/20                                                2,714,334
     828,750                3.00  Pinnacle Foods Finance LLC, Tranche H Term
                                  Loan, 4/29/20                                                  829,009
     306,050                3.75  Post Holdings, Inc., Tranche B Loan (First Lien),
                                  5/23/21                                                        307,931
   1,549,669                4.94  Shearer's Foods, LLC, Term Loan (First Lien),
                                  6/19/21                                                      1,545,795
                                                                                         ---------------
                                                                                         $    13,422,203
                                                                                         ---------------
                                  Total Food, Beverage & Tobacco                         $    15,386,466
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 33

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
                                  Household Products -- 0.5%
     496,250                3.25  Energizer Spinco Inc., Term Loan (First Lien),
                                  5/20/22                                                $       495,316
   1,376,529                3.50  Spectrum Brands, Inc., USD Term Loan, 6/16/22                1,384,272
   1,162,029                4.01  SRAM LLC, Term Loan (First Lien), 4/10/20                    1,022,585
                                                                                         ---------------
                                                                                         $     2,902,173
--------------------------------------------------------------------------------------------------------
                                  Personal Products -- 1.0%
     980,000                4.25  Atrium Innovations, Inc., Term Loan, 1/29/21           $       905,275
     250,000                7.75  Atrium Innovations, Inc., Tranche B Term Loan
                                  (Second Lien), 7/29/21                                         207,500
   1,233,078                4.00  NBTY Inc., Term Loan (First Lien), 4/27/23                   1,238,473
   1,996,233                3.75  NBTY, Inc., Term B-2 Loan, 10/1/17                           1,998,978
     497,472                4.25  Party City Holdings, Inc., Term Loan, 8/6/22                   496,726
   1,603,541                4.00  Revlon Consumer Products Corp., Acquisition Term
                                  Loan, 8/19/19                                                1,607,050
                                                                                         ---------------
                                                                                         $     6,454,002
                                                                                         ---------------
                                  Total Household & Personal Products                    $     9,356,175
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 7.1%
                                  Health Care Equipment -- 0.4%
     699,375                3.50  Hill-Rom Holdings, Inc., Initial Term B Loan, 7/30/22  $       703,091
   2,007,748                4.50  Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18             2,009,504
                                                                                         ---------------
                                                                                         $     2,712,595
--------------------------------------------------------------------------------------------------------
                                  Health Care Supplies -- 0.6%
     997,500                5.25  Greatbatch, Ltd., Term B Loan, 10/14/22                $     1,002,332
   1,389,793                4.00  Halyard Health, Inc., Term Loan, 11/1/21                     1,391,092
     680,333                5.00  Immucor, Inc., Term B-2 Loan, 8/19/18                          651,986
   1,145,250                4.25  Sterigenics-Nordion Holdings LLC, Initial Term
                                  Loan, 4/27/22                                                1,145,250
                                                                                         ---------------
                                                                                         $     4,190,660
--------------------------------------------------------------------------------------------------------
                                  Health Care Services -- 3.3%
     880,085                5.50  Aegis Toxicology Corp., Tranche B Term Loan (First
                                  Lien), 2/20/21                                         $       800,877
   1,013,828                4.25  Alliance HealthCare Services, Inc., Initial Term
                                  Loan, 6/3/19                                                   970,741
     392,602                6.50  Ardent Legacy Acquisitions, Inc., Term Loan, 7/31/21           394,565
   1,201,045                6.50  BioScrip, Inc., Initial Term B Loan, 7/31/20                 1,104,962
     720,627                6.50  BioScrip, Inc., Term Loan, 7/31/20                             662,977
   1,508,762                4.00  BSN Medical GmbH & Co. KG, Facility B1A, 8/28/19             1,493,674
   2,789,702                4.25  Envision Healthcare Corp., Initial Term Loan, 5/25/18        2,796,676
     997,500                4.50  Envision Healthcare Corp., Tranche B-2 Term
                                  Loan, 10/28/22                                               1,001,657

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Health Care Services (continued)
     322,563                4.50  Genoa a QoL Healthcare Co LLC, Initial Term Loan
                                  (First Lien), 4/21/22                                  $       322,562
     945,250                5.50  Global Healthcare Exchange LLC, Term Loan (First
                                  Lien), 8/13/22                                                 945,546
   1,062,830                4.25  National Mentor Holdings, Inc., Tranche B Term
                                  Loan, 1/31/21                                                1,061,834
     683,722                4.50  National Surgical Hospitals, Inc., Term Loan (First
                                  Lien), 5/15/22                                                 673,877
     500,000                4.25  Pharmaceutical Product Development LLC,
                                  Incremental Term Loan, 8/18/22                                 500,000
     950,939                4.25  Pharmaceutical Product Development LLC, Initial
                                  Term Loan, 8/6/22                                              950,939
     600,000                6.50  Precyse Acquisition Corp., Initial Term Loan (First
                                  Lien), 10/19/22                                                599,250
     855,998                5.25  Surgery Center Holdings, Inc., Initial Term Loan
                                  (First Lien), 7/24/20                                          853,858
   3,042,375                4.50  Team Health, Inc., Tranche B Term Loan, 11/17/22             3,057,587
   2,743,125                5.25  US Renal Care, Inc., Initial Term Loan (First Lien),
                                  11/16/22                                                     2,754,270
                                                                                         ---------------
                                                                                         $    20,945,852
--------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 2.2%
     573,563                4.50  Acadia Healthcare Co, Inc., Tranche B-2 Term
                                  Loan, 1/27/23                                          $       578,761
     238,017                3.78  CHS, Incremental 2018 Term F Loan, 12/31/18                    237,181
     539,062                3.38  CHS, Incremental 2019 Term G Loan, 12/31/19                    531,762
     991,860                4.00  CHS, Incremental 2021 Term H Loan, 1/27/21                     978,594
     496,250                4.00  Concentra, Inc., Tranche B Term Loan (First
                                  Lien), 5/8/22                                                  495,009
     325,313                3.38  HCA, Inc., Tranche B-4 Term Loan, 5/1/18                       326,348
   2,522,260                4.25  Kindred Healthcare, Inc., Tranche B Loan (First
                                  Lien), 4/10/21                                               2,515,954
     249,069                9.75  MMM Holdings, Inc., Term Loan, 10/9/17 (d)                     162,518
   2,000,000                6.75  Quorum Health Corp., Term Loan (First Lien),
                                  4/12/22                                                      1,999,688
     437,054                6.00  Select Medical Corp., Series E Tranche B Term
                                  Loan, 6/1/18                                                   437,185
   1,300,000                6.00  Select Medical Corp., Series F Tranche B Term
                                  Loan, 3/4/21                                                 1,312,188
   2,432,469                6.75  Steward Health Care System LLC, Term Loan,
                                  4/10/20                                                      2,395,982
   2,000,000                6.25  Vizient, Inc., Initial Term Loan, 2/9/23                     2,019,166
                                                                                         ---------------
                                                                                         $    13,990,336
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 35

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 0.0%+
     181,072                9.75  MSO of Puerto Rico, Inc., MSO Term Loan,
                                  12/12/17 (d)                                           $       118,150
--------------------------------------------------------------------------------------------------------
                                  Health Care Technology -- 0.6%
   2,414,446                3.75  Change Healthcare Holdings, Inc., Term B-2
                                  Loan, 11/2/18                                          $     2,412,937
     603,829                4.25  ConvaTec, Inc., Dollar Term Loan, 12/22/16                     606,470
     967,530                3.50  IMS Health, Inc., Term B Dollar Loan, 3/17/21                  969,747
                                                                                         ---------------
                                                                                         $     3,989,154
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $    45,946,747
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 3.4%
                                  Biotechnology -- 0.7%
   3,172,954                3.50  Alkermes, Inc., 2019 Term Loan, 9/25/19                $     3,168,988
   1,233,869                7.00  Lantheus Medical Imaging, Inc., Initial Term
                                  Loan, 6/25/22                                                1,104,313
                                                                                         ---------------
                                                                                         $     4,273,301
--------------------------------------------------------------------------------------------------------
                                  Pharmaceuticals -- 2.3%
   1,353,391                6.00  Akorn, Inc., Term Loan B, 11/13/20                     $     1,358,466
   1,596,000                5.25  Concordia Healthcare Corp., Initial Dollar Term
                                  Loan, 10/20/21                                               1,587,022
   2,082,900                4.25  DPx Holdings BV, 2015 Incremental Dollar Term
                                  Loan, 1/23/21                                                2,068,580
   1,662,321                3.75  Endo Luxembourg Finance I Co Sarl, 2015
                                  Incremental Term B Loan, 6/24/22                             1,659,550
   1,176,000                3.44  Grifols Worldwide Operations USA, Inc., U.S.
                                  Tranche B Term Loam, 4/1/21                                  1,178,940
   1,372,000                3.25  Mallinckrodt International Finance SA, Initial
                                  Term B Loan, 3/6/21                                          1,343,417
     826,425                3.52  Prestige Brands, Inc., Term B-3 Loan, 9/3/21                   829,696
     353,935                3.25  RPI Finance Trust, Term B-3 Term Loan, 11/9/18                 354,415
   1,081,400                3.50  RPI Finance Trust, Term B-4 Term Loan, 11/9/20               1,086,356
   1,265,132                4.75  Valeant Pharmaceuticals International, Inc.,
                                  Series C-2 Tranche B Term Loan, 12/11/19                     1,235,086
   1,968,617                4.75  Valeant Pharmaceuticals International, Inc.,
                                  Series E-1 Tranche B Term Loan, 8/5/20                       1,917,762
     593,406                5.00  Valeant Pharmaceuticals, Series F-1, 3/11/22                   582,280
                                                                                         ---------------
                                                                                         $    15,201,570
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Life Sciences Tools & Services -- 0.4%
   2,238,750                5.75  Albany Molecular Research, Inc., Term Loan, 7/14/21    $     2,247,145
     410,933                4.25  Catalent Pharma Solutions, Dollar Term Loan,
                                  5/20/21                                                        413,405
                                                                                         ---------------
                                                                                         $     2,660,550
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $    22,135,421
--------------------------------------------------------------------------------------------------------
                                  BANKS -- 0.2%
                                  Thrifts & Mortgage Finance -- 0.2%
   1,434,413                5.50  Ocwen Financial Corp., Initial Term Loan, 1/15/18      $     1,412,897
                                                                                         ---------------
                                  Total Banks                                            $     1,412,897
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 2.9%
                                  Other Diversified Financial Services -- 1.4%
     738,750                5.50  4L Technologies Inc., Term Loan, 5/8/20                $       664,875
   1,088,273                3.50  AWAS Finance Luxembourg 2012 SA, Term
                                  Loan, 7/16/18                                                1,091,674
     475,000                3.50  Delos Finance SARL, Tranche B Term Loan, 2/27/21               477,449
   2,520,248                3.50  Fly Funding II Sarl, Loan, 8/9/19                            2,515,129
   2,479,875                5.00  Livingston International, Inc., Initial Term B-1
                                  Loan (First Lien), 4/18/19                                   2,312,483
   1,952,168                5.00  Nord Anglia Education, Initial Term Loan, 3/31/21            1,918,005
                                                                                         ---------------
                                                                                         $     8,979,615
--------------------------------------------------------------------------------------------------------
                                  Specialized Finance -- 0.5%
   1,614,018                4.25  Mirror BidCo Corp., New Incremental Term
                                  Loan, 12/18/19                                         $     1,605,948
   1,278,900                3.50  Trans Union LLC, 2016 Incremental Term B-2
                                  Commitment, 4/9/21                                           1,275,304
                                                                                         ---------------
                                                                                         $     2,881,252
--------------------------------------------------------------------------------------------------------
                                  Asset Management & Custody Banks -- 0.4%
     750,000                5.25  CNT Holdings III Corp., Term Loan
                                  (First Lien), 1/15/23                                  $       751,719
   1,877,923                4.75  Vistra Group Ltd., Term Loan (First Lien), 7/21/22           1,849,754
                                                                                         ---------------
                                                                                         $     2,601,473
--------------------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 0.6%
   1,970,427                4.75  Duff & Phelps Corp., Initial Term Loan, 4/23/20        $     1,966,323
   1,937,658                4.25  Guggenheim Partners Investment Management
                                  Holdings LLC, Initial Term Loan, 7/22/20                     1,942,099
                                                                                         ---------------
                                                                                         $     3,908,422
                                                                                         ---------------
                                  Total Diversified Financials                           $    18,370,762
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 37

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 1.0%
                                  Insurance Brokers -- 0.4%
     297,735                4.50  National Financial Partners Corp., Tranche B Term
                                  Loan (First Lien), 7/1/20                              $       294,851
   2,057,799                4.25  USI Insurance Services LLC, Term B Loan, 12/30/19            2,035,293
                                                                                         ---------------
                                                                                         $     2,330,144
--------------------------------------------------------------------------------------------------------
                                  Life & Health Insurance -- 0.2%
      78,704                6.75  Integro, Ltd., Delayed Draw Term Loan (First Lien),
                                  10/9/22                                                $        75,949
   1,168,368                6.75  Integro, Ltd., Initial Term Loan (First Lien),
                                  10/9/22                                                      1,127,475
                                                                                         ---------------
                                                                                         $     1,203,424
--------------------------------------------------------------------------------------------------------
                                  Multi-line Insurance -- 0.1%
     679,467                4.50  Alliant Holdings I LLC, Initial Term Loan, 7/28/22     $       674,796
--------------------------------------------------------------------------------------------------------
                                  Property & Casualty Insurance -- 0.3%
   2,112,936                5.75  Confie Seguros Holding II Co., Term B Loan (First
                                  Lien), 11/9/18                                         $     2,082,562
                                                                                         ---------------
                                  Total Insurance                                        $     6,290,926
--------------------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 2.0%
                                  Mortgage REIT -- 0.3%
   2,087,083                3.50  Starwood Property Trust, Inc., Term Loan, 4/17/20      $     2,074,038
--------------------------------------------------------------------------------------------------------
                                  Hotel & Resort REIT -- 0.4%
   2,735,000                4.00  MGM Growth Properties Operating Partnership LP,
                                  Term B Loan, 4/7/23                                    $     2,755,512
--------------------------------------------------------------------------------------------------------
                                  Retail REIT -- 0.3%
   1,738,741                4.25  DTZ US Borrower LLC, 2015-1 Additional Term
                                  Loan (First Lien), 11/4/21                             $     1,740,189
--------------------------------------------------------------------------------------------------------
                                  Specialized REIT -- 0.7%
   2,114,673                5.00  Communications Sales & Leasing, Inc., Term
                                  Loan, 10/16/22                                         $     2,079,428
   2,289,200                3.25  The GEO Group, Inc., Term Loan, 4/3/20                       2,286,338
                                                                                         ---------------
                                                                                         $     4,365,766
--------------------------------------------------------------------------------------------------------
                                  Real Estate Services -- 0.3%
   2,129,015                4.50  Altisource Solutions Sarl, Term B Loan, 12/9/20        $     1,857,566
                                                                                         ---------------
                                  Total Real Estate                                      $    12,793,071
--------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 5.2%
                                  Internet Software & Services -- 0.4%
   1,333,125                5.50  Match Group, Inc., Term B-1 Loan, 10/27/22             $     1,344,790
     980,589                6.00  Vocus, Inc., Tranche B Loan (First Lien), 5/23/21              977,525
                                                                                         ---------------
                                                                                         $     2,322,315
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  IT Consulting & Other Services -- 1.3%
   1,402,167                3.75  Booz Allen Hamilton, Inc., Refinance Tranche B,
                                  7/31/19                                                $     1,411,631
   1,965,000                5.75  Evergreen Skills Lux Sarl, Initial Term Loan (First
                                  Lien), 4/23/21                                               1,729,200
     782,870                4.50  Kronos, Inc., Incremental Term Loan (First Lien),
                                  10/30/19                                                       783,751
   1,246,875                3.75  NXP BV, Tranche B Loan, 10/30/20                             1,252,720
     681,100                4.50  PSAV Presentation Services, Tranche B Term Loan
                                  (First Lien), 1/24/21                                          668,329
     817,012                3.75  Science Applications International Corp., Tranche B
                                  Incremental Loan, 4/21/22                                      821,097
     997,494                6.50  Sitel Worldwide Corp., Term Loan (First Lien),
                                  8/21/21                                                        993,753
     855,000                7.00  TaxAct, Inc., Initial Term Loan, 12/31/22                      862,481
                                                                                         ---------------
                                                                                         $     8,522,962
--------------------------------------------------------------------------------------------------------
                                  Data Processing & Outsourced Services -- 0.4%
     248,125                3.75  Black Knight InfoServ LLC, Term B Loan, 5/7/22         $       248,742
   1,454,838                4.44  First Data Corp., 2021 Extended Dollar Term
                                  Loan, 3/24/21                                                1,460,112
     750,000                4.19  First Data Corp., New 2022B Dollar Term
                                  Loan, 7/10/22                                                  750,670
                                                                                         ---------------
                                                                                         $     2,459,524
--------------------------------------------------------------------------------------------------------
                                  Application Software -- 2.0%
   1,527,416                4.07  Applied Systems, Inc., Initial Term Loan (First
                                  Lien), 1/15/21                                         $     1,525,189
   2,433,673                4.50  Epiq Systems, Inc., Term Loan, 8/27/20                       2,427,589
     981,847                8.50  Expert Global Solutions, Inc., Term B Advance
                                  (First Lien), 4/3/18                                           964,664
   1,106,449                3.75  Infor., Tranche B-5 Term Loan (First Lien), 6/3/20           1,083,332
   1,628,366                7.50  Serena Software, Inc., Term Loan, 4/10/20                    1,628,705
   1,243,115                6.25  STG-Fairway Acquisitions, Inc., Term Loan (First
                                  Lien), 3/4/19                                                1,219,030
   1,728,237                3.50  Verint Systems, Inc., Tranche B-2 Term Loan (First
                                  Lien), 9/6/19                                                1,732,558
   2,188,681                4.25  Vertafore, Inc., Term Loan 2013, 10/3/19                     2,195,748
                                                                                         ---------------
                                                                                         $    12,776,815
--------------------------------------------------------------------------------------------------------
                                  Systems Software -- 0.8%
   1,234,375                5.75  AVG Technologies N.V., Term Loan, 10/15/20             $     1,231,289
   2,800,088                4.00  EZE Software Group LLC, Term B-1 Loan, 4/6/20                2,792,214
     491,250                5.00  MSC Software Corp., Initial Term Loan (First
                                  Lien), 5/28/20                                                 471,600
     533,729                4.25  Sybil Finance BV, Refinancing Term Loan, 3/20/20               535,620
                                                                                         ---------------
                                                                                         $     5,030,723
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 39

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Home Entertainment Software -- 0.3%
     984,500                3.25  Activision Blizzard, Inc., Term Loan, 7/26/20          $       990,858
   1,155,868                5.25  Micro Focus International, Term Loan B, 10/7/21              1,156,157
                                                                                         ---------------
                                                                                         $     2,147,015
                                                                                         ---------------
                                  Total Software & Services                              $    33,259,354
--------------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 2.3%
                                  Communications Equipment -- 0.5%
   1,258,861                3.41  Belden Finance 2013 LP, Initial Term Loan, 9/9/20      $     1,256,500
     393,000                3.75  Ciena Corp., Term Loan, 7/15/19                                392,263
     400,000                4.25  Ciena Corporation, Term Loan (First Lien), 4/25/21             402,500
     522,431                3.31  Commscope, Inc., Tranche 4 Term Loan, 1/14/18                  522,261
     348,250                3.83  CommScope, Inc., Tranche 5 Term Loan (2015),
                                  12/29/22                                                       349,266
                                                                                         ---------------
                                                                                         $     2,922,790
--------------------------------------------------------------------------------------------------------
                                  Technology Hardware, Storage & Peripherals -- 0.5%
   2,500,000                5.25  Diebold Inc., Term Loan (First Lien), 3/18/23          $     2,510,395
   1,000,000                6.25  Western Digital Corp., U.S. Term B Loan, 3/30/23               985,625
                                                                                         ---------------
                                                                                         $     3,496,020
--------------------------------------------------------------------------------------------------------
                                  Electronic Equipment Manufacturers -- 0.2%
   1,421,818                4.75  Zebra Technologies, Term Loan B, 9/30/21               $     1,434,017
--------------------------------------------------------------------------------------------------------
                                  Electronic Components -- 0.4%
     337,154                3.50  Generac Power Systems, Inc., Term Loan B, 5/31/20      $       336,100
   1,900,000                5.75  Mirion Technologies Finance LLC, Initial Term Loan
                                  (First Lien), 1/26/22                                        1,887,333
                                                                                         ---------------
                                                                                         $     2,223,433
--------------------------------------------------------------------------------------------------------
                                  Technology Distributors -- 0.7%
   1,770,880                3.25  CDW LLC, Term Loan, 4/25/20                            $     1,772,263
   1,361,941                5.00  Deltek, Inc., Term Loan (First Lien), 12/31/22               1,361,941
     203,033                4.02  SS&C European Holdings SARL, Term B-2 Loan,
                                  6/29/22                                                        203,957
   1,425,074                4.01  SS&C Technologies, Inc., Term B-1 Loan, 6/29/22              1,431,564
                                                                                         ---------------
                                                                                         $     4,769,725
                                                                                         ---------------
                                  Total Technology Hardware & Equipment                  $    14,845,985
--------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 1.9%
                                  Semiconductor Equipment -- 0.6%
   1,101,117                3.50  Emtegris, Inc., Term Loan B, 3/25/21                   $     1,100,658
   1,000,000                4.75  MKS Instruments Inc., Term Loan (First Lien),
                                  4/19/23                                                      1,005,625
     475,549                2.88  Sensata Technologies BV, Sixth Amendment Term
                                  Loan, 10/14/21                                                 475,797

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  Semiconductor Equipment (continued)
   1,054,061                4.25  VAT Holding AG, Term Loan, 2/11/21                     $     1,034,297
                                                                                         ---------------
                                                                                         $     3,616,377
--------------------------------------------------------------------------------------------------------
                                  Semiconductors -- 1.3%
   6,225,000                4.25  Avago Technologies Finance, Term Loan (First
                                  Lien), 11/13/22                                        $     6,240,133
     491,250                4.50  M/A-COM Technology, Initial Term Loan, 5/7/21                  491,250
     678,625                5.25  Microsemi Corp., Closing Date Term B Loan, 12/17/22            684,393
   1,175,000                5.25  ON Semiconductor Corp., Term Loan (First Lien),
                                  3/31/23                                                      1,182,784
                                                                                         ---------------
                                                                                         $     8,598,560
                                                                                         ---------------
                                  Total Semiconductors & Semiconductor Equipment         $    12,214,937
--------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 3.1%
                                  Cable & Satellite -- 0.4%
   2,439,843                3.50  Telesat Canada, U.S. Term B Loan, 3/28/19              $     2,441,855
--------------------------------------------------------------------------------------------------------
                                  Integrated Telecommunication Services -- 1.8%
   2,730,000                4.00  Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20    $     2,721,810
     602,350                4.00  GCI Holdings, Inc., New Term B Loan, 2/2/22                    604,232
   1,500,000                0.00  Level 3 Financing, Inc., Tranche B-II 2022 Term
                                  Loan, 5/31/22                                                1,504,532
   1,210,000                5.50  Sable International Finance Ltd., Term Loan (First
                                  Lien) B-1, 12/2/22                                           1,216,806
     990,000                5.50  Sable International Finance Ltd., Term Loan (First
                                  Lien) B-2, 12/2/22                                             992,166
     786,212                4.75  Securus Technologies Holdings, Inc., Initial Term
                                  Loan (First Lien), 4/30/20                                     750,996
     504,991                3.65  Virgin Media Investment Holdings, Ltd., F Facility,
                                  6/30/23                                                        504,754
   1,613,307                3.25  West Corp., B-10 Term Loan (First Lien), 6/30/18             1,608,392
     975,240                3.50  Windstream Services LLC, Tranche B-5 Term Loan,
                                  8/8/19                                                         964,675
     790,000                5.75  Windstream Services LLC, Tranche B-6 Term Loan,
                                  3/16/21                                                        791,317
                                                                                         ---------------
                                                                                         $    11,659,680
--------------------------------------------------------------------------------------------------------
                                  Wireless Telecommunication Services -- 0.9%
   2,385,656                4.25  Altice US Finance I Corp., Initial Term Loan,
                                  12/14/22                                               $     2,387,643
   1,100,000                0.00  Numericable US LLC, USD TLB-7 Loan, 1/31/24                  1,108,709
     996,150                4.00  Syniverse Holdings, Inc., Initial Term Loan, 4/23/19           806,882
   1,668,273                4.00  Syniverse Holdings, Inc., Tranche B Term Loan,
                                  4/23/19                                                      1,351,301
     448,875                3.50  T-Mobile USA, Inc., Senior Lien Term Loan, 11/3/22             452,073
                                                                                         ---------------
                                                                                         $     6,106,608
                                                                                         ---------------
                                  Total Telecommunication Services                       $    20,208,143
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 41

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 2.9%
                                  Electric Utilities -- 1.2%
   2,492,860                0.00  APLP Holdings LP, Term Loan, 4/12/23                   $     2,486,628
   2,577,125                3.00  Calpine Construction Finance Co. LP, Term B-1
                                  Loan, 5/3/20                                                 2,534,172
    886,029                 5.75  Rhode Island State Energy Partners, Term B Advance,
                                  11/23/22                                                       877,169
    679,080                 3.75  Texas Competitive Electric Holdings Co LLC, DIP
                                  Term Loan, 5/5/16                                              678,939
   1,349,105                5.50  TPF II Power, LLC, Term Loan, 10/2/21                        1,348,686
                                                                                         ---------------
                                                                                         $     7,925,594
--------------------------------------------------------------------------------------------------------
                                  Water Utilities -- 0.3%
   1,710,625                4.75  WTG Holdings III Corp., Term Loan (First Lien),
                                  12/12/20                                               $     1,691,380
--------------------------------------------------------------------------------------------------------
                                  Independent Power Producers & Energy
                                  Traders -- 1.4%
   1,384,538                3.50  Calpine Corp., Term Loan, 5/28/22                      $     1,375,992
     531,415                4.00  Calpine Corp., Term Loan, 9/27/19                              531,803
   1,196,923                4.00  Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                 1,189,143
   2,027,942                2.75  NRG Energy, Inc., Term Loan (2013), 7/1/18                   2,022,662
   3,199,390                3.75  NSG Holdings LLC, New Term Loan, 12/11/19                    3,151,399
     958,642                5.00  TerraForm AP Acquisition Holdings LLC, Term
                                  Loan, 6/26/22                                                  843,605
                                                                                         ---------------
                                                                                         $     9,114,604
                                                                                         ---------------
                                  Total Utilities                                        $    18,731,578
--------------------------------------------------------------------------------------------------------
                                  TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                  (Cost $560,935,943)                                    $   550,228,519
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                  MUTUAL FUNDS -- 0.6%
                                  DIVERSIFIED FINANCIALS -- 0.6%
                                  Other Diversified Financial Services -- 0.6%
      36,000                      iShares iBoxx $ High Yield Corporate Bond ETF          $     3,018,600
      50,000                      PowerShares Senior Loan Portfolio                            1,154,500
                                                                                         ---------------
                                                                                         $     4,173,100
                                                                                         ---------------
                                  Total Diversified Financials                           $     4,173,100
--------------------------------------------------------------------------------------------------------
                                  TOTAL MUTUAL FUNDS
                                  (Cost $4,085,668)                                      $     4,173,100
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

--------------------------------------------------------------------------------------------------------
                     Floating
Principal            Rate (b)
Amount ($)           (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                  TEMPORARY CASH INVESTMENTS -- 1.0%
                                  Commercial Paper -- 1.0%
   1,605,000                      Barclays, Floating Rate Note, 5/2/16 (c)               $     1,604,960
   1,605,000                      BNP Paribas, Commercial Papar, 5/2/16 (c)                    1,604,950
   1,605,000                      Prudential Funding LLC, Floating Rate Note,
                                  5/2/16 (c)                                                   1,604,955
   1,605,000                      Total CP, Floating Rate Note, 5/2/16 (c)                     1,604,955
                                                                                         ---------------
                                                                                         $     6,419,820
--------------------------------------------------------------------------------------------------------
                                  TOTAL TEMPORARY CASH INVESTMENTS
                                  (Cost $6,419,943)                                      $     6,419,820
--------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT IN SECURITIES -- 100.8%
                                  (Cost $660,631,491) (a)                                $   649,197,691
--------------------------------------------------------------------------------------------------------
                                  OTHER ASSETS & LIABILITIES -- (0.8)%                   $    (5,666,124)
--------------------------------------------------------------------------------------------------------
                                  TOTAL NET ASSETS -- 100.0%                             $   643,531,567
========================================================================================================

+             Amount rounds to less than 0.1%.

(Cat Bond)    Catastrophe or event-linked bond. At April 30, 2016, the value of these securities amounted to $8,449,785 or 1.3% of total net assets. See Notes to Financial Statements -- Note 1H.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2016, the value of these securities amounted to $25,921,794 or 4.0% of total net assets.

REIT          Real Estate Investment Trust.

(Perpetual)   Security with no stated maturity date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $660,812,695 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $  3,659,771

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                             (15,274,775)
                                                                                     ------------
              Net unrealized depreciation                                            $(11,615,004)
                                                                                     ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)           Security is in default.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 43

(e) Structured reinsurance investment. At April 30, 2016, the value of these securities amounted to $4,008,580 or 0.6% of total net assets. See Notes to Financial Statements -- Note 1H.

(f)           Rate to be determined.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2016 were as follows:

-------------------------------------------------------------------------------------------------
                                                      Purchases                     Sales
-------------------------------------------------------------------------------------------------
Long-Term U.S. Government                             $  9,205,537                  $         --
Other Long-Term Securities                            $156,928,403                  $ 95,132,426

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------
                                                                                 Premiums
Notional                      Obligation                   Credit    Expiration  Paid       Unrealized
Principal ($)(1) Exchange     Entity/Index       Coupon    Rating(2) Date        (Received) Appreciation
---------------------------------------------------------------------------------------------------------
1,361,250        Chicago      Markit CDX North   5.00%     B+        6/20/20     $ 81,943   $ (9,132)
                 Mercantile   America High
                 Exchange     Yield Index

3,000,000        Chicago      Markit CDX North   1.00%     B+        12/20/20      (6,531)    33,603
                 Mercantile   America Investment
                 Exchange     Grade Index

1,530,000        Chicago      Markit CDX North   5.00%     B+        12/20/20     (14,550)    57,932
                 Mercantile   America High
                 Exchange     Yield Index
---------------------------------------------------------------------------------------------------------
                                                                                 $ 60,862   $ 82,403

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                               Level 1          Level 2             Level 3             Total
----------------------------------------------------------------------------------------------------
Preferred Stocks               $1,484,849       $          --       $         --        $  1,484,849
Common Stocks
  Automobiles &
     Components
     Auto Parts &
      Equipment                     5,756                  --                 --               5,756
  Retailing
    Computer &
      Electronics Retail               --                  --            191,362             191,362
  All Other Common Stocks              --             548,616                 --             548,616
Asset Backed Securities                --           1,594,150                 --           1,594,150
Collateralized Mortgage
  Obligations                          --           5,240,962                 --           5,240,962
Corporate Bonds
  Insurance
    Reinsurance                        --           8,888,170          4,008,580          12,896,750
  All Other Corporate Bonds            --          34,393,840                 --          34,393,840
U.S. Government and
  Agency Obligations                   --          32,019,967                 --          32,019,967
Senior Floating Rate
  Loan Interests
  Retailing
    Computer &
      Electronics Retail               --                  --            218,701             218,701
  All Other Senior Floating
    Rate Loan Interests                --         550,009,818                 --         550,009,818
Mutual Funds                    4,173,100                  --                 --           4,173,100
Commercial Paper                       --           6,419,820                 --           6,419,820
----------------------------------------------------------------------------------------------------
Total                          $5,663,705       $ 639,115,343       $  4,418,643        $649,197,691
====================================================================================================

----------------------------------------------------------------------------------------------------
                               Level 1          Level 2             Level 3             Total
----------------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation
  on index credit default
  swap contracts               $       --       $      82,403       $         --        $     82,403
----------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                  $       --       $      82,403       $         --        $     82,403
====================================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of April 30, 2016:

----------------------------------------------------------------------------------------------------
                               Level 1          Level 2             Level 3             Total
----------------------------------------------------------------------------------------------------
Assets:
Restricted cash                $       --       $     173,249       $         --        $    173,249
Liabilities:
Variation margin for
  centrally cleared
  swap contracts                       --               5,543                 --               5,543
----------------------------------------------------------------------------------------------------
Total                          $       --       $     178,792       $         --        $    178,792
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 45

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------
                                                                         Senior
                                      Common            Corporate        Floating
                                      Stocks            Bonds            Rate Notes       Total
-----------------------------------------------------------------------------------------------------
Balance as of 10/31/15                $      --         $ 596,223        $      --        $  596,223
Realized gain (loss)(1)                      --                --               --                --
Change in unrealized
  appreciation (depreciation)(2)             --             45,121              --            45,121
Purchases                               191,362          3,915,336         218,701         4,325,399
Sales                                        --           (548,100)             --          (548,100)
Transfers in to Level 3*                     --                 --              --                --
Transfers out of Level 3*                    --                 --              --                --
Transfers in and out of
  Level 3 activity                           --                 --              --                --
-----------------------------------------------------------------------------------------------------
Balance as of 4/30/16                  $191,362         $4,008,580       $ 218,701        $4,418,643
=====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 4/30/16                                                          $45,121
                                                                                 -------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Statement of Assets and Liabilities | 4/30/16 (unaudited)

ASSETS:
   Investment in securities (cost $660,631,491)                            $ 649,197,691
   Cash                                                                        2,825,602
   Restricted cash*                                                              173,249
   Receivables --
      Investment securities sold                                              28,985,017
      Fund shares sold                                                         4,259,099
      Interest                                                                 2,401,958
      Dividends                                                                    8,141
   Centrally cleared swap contracts, premium paid                                 60,862
   Due from Pioneer Investment Management, Inc.                                   65,627
   Prepaid expenses                                                               71,140
----------------------------------------------------------------------------------------
         Total assets                                                      $ 688,048,386
========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                      $  40,824,531
      Fund shares repurchased                                                  3,100,019
      Distributions                                                              217,843
      Trustee fees                                                                 1,512
   Variation margin for centrally cleared swap contracts                           5,543
   Due to affiliates                                                             174,812
   Accrued expenses                                                              192,559
----------------------------------------------------------------------------------------
           Total liabilities                                               $  44,516,819
========================================================================================
NET ASSETS:
   Paid-in capital                                                          $667,979,712
   Distributions in excess of net investment income                              (72,755)
   Accumulated net realized loss on investments and swap contracts           (13,024,072)
   Net unrealized depreciation on investments                                (11,433,800)
   Net unrealized appreciation on swap contracts                                  82,403
   Net unrealized appreciation on delayed draw loan commitments                       79
----------------------------------------------------------------------------------------
         Total net assets                                                  $ 643,531,567
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $182,482,734/27,230,959 shares)                       $        6.70
   Class C (based on $88,762,315/13,231,938 shares)                        $        6.71
   Class K (based on $689,083/102,850 shares)                              $        6.70
   Class Y (based on $371,597,435/55,307,611 shares)                       $        6.72
MAXIMUM OFFERING PRICE:
   Class A ($6.70 (divided by) 95.5%)                                      $        7.02
========================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 47

Statement of Operations (unaudited)

For the Six Months Ended 4/30/16

INVESTMENT INCOME:
  Interest                                                          $13,347,780
  Dividends                                                              95,760
-------------------------------------------------------------------------------------------------
         Total investment income                                                      $13,443,540
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 1,794,709
  Transfer agent fees
      Class A                                                             8,666
      Class C                                                             3,819
      Class K                                                                23
      Class Y                                                            10,698
  Distribution fees
      Class A                                                           219,280
      Class C                                                           448,250
  Shareholder communications expense                                    160,516
  Administrative expense                                                105,884
  Custodian fees                                                         39,196
  Registration fees                                                      43,943
  Professional fees                                                      55,637
  Printing expense                                                        9,691
  Fees and expenses of nonaffiliated Trustees                            12,010
  Miscellaneous                                                         137,388
-------------------------------------------------------------------------------------------------
         Total expenses                                                               $ 3,049,710
         Less fees waived and expenses reimbursed by
            Pioneer Investment Management, Inc.                                          (184,222)
-------------------------------------------------------------------------------------------------
         Net expenses                                                                 $ 2,865,488
-------------------------------------------------------------------------------------------------
            Net investment income                                                     $10,578,052
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND DELAYED DRAW LOAN COMMITMENTS
  Net realized gain (loss) on:
      Investments                                                   $(3,727,771)
      Swap contracts                                                     52,247
      Delayed draw loan commitments                                         (12)      $(3,675,536)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
      Investments                                                   $ 1,865,711
      Swap contracts                                                     78,449
      Delayed draw loan commitments                                      (3,333)      $ 1,940,827
-------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, swap contracts
      and delayed draw loan commitments                                               $(1,734,709)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $ 8,843,343
=================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               4/30/16            Year Ended
                                                               (unaudited)        10/31/15
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $  10,578,052      $   22,034,023
Net realized gain (loss) on investments and
  swap contracts                                                  (3,675,536)         (4,788,749)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts and delayed draw
  loan commitments                                                 1,940,827          (7,422,136)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $   8,843,343      $    9,823,138
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.12 and $0.23 per share, respectively)        $  (3,068,664)     $   (6,819,255)
      Class C ($0.09 and $0.19 per share, respectively)           (1,252,652)         (2,752,797)
      Class K* ($0.13 and $0.26 per share, respectively)             (13,150)            (19,162)
      Class Y ($0.13 and $0.26 per share, respectively)           (6,608,818)        (12,261,475)
      Class Z** ($0.00 and $0.19 per share, respectively)                 --            (102,418)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $ (10,943,284)     $  (21,955,107)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $ 167,440,829      $  196,814,951
Reinvestment of distributions                                      9,917,765          19,923,924
Cost of shares repurchased                                      (124,134,671)       (331,831,538)
------------------------------------------------------------------------------------------------
      Net Increase (decrease) in net assets resulting
         from Fund share transactions                          $  53,223,923      $ (115,092,663)
------------------------------------------------------------------------------------------------
      Net Increase (decrease) in net assets                    $  51,123,982      $ (127,224,632)
NET ASSETS:
Beginning of period                                              592,407,585         719,632,217
------------------------------------------------------------------------------------------------
End of period                                                  $ 643,531,567      $  592,407,585
------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                            $     (72,755)     $      292,477
================================================================================================

*    Class K shares commenced operations on December 10, 2013.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 49

--------------------------------------------------------------------------------------------------
                             Six Months        Six Months
                             Ended             Ended
                             4/30/16           4/30/16            Year Ended        Year Ended
                             Shares            Amount             10/31/15          10/31/15
                             (unaudited)       (unaudited)        Shares            Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                    6,015,203       $ 39,716,351         8,071,604       $   55,022,985
Reinvestment of
   distributions                 445,764          2,946,976           957,018            6,514,616
Less shares repurchased       (5,222,172)       (34,522,799)      (17,843,127)        (121,562,711)
--------------------------------------------------------------------------------------------------
      Net increase
           (decrease)          1,238,795       $  8,140,528        (8,814,505)      $  (60,025,110)
==================================================================================================
Class C
Shares sold                    1,757,381       $ 11,637,174         2,422,862       $   16,560,977
Reinvestment of
  distributions                  171,579          1,135,738           364,313            2,483,342
Less shares repurchased       (2,483,769)       (16,429,764)       (5,321,906)         (36,300,891)
--------------------------------------------------------------------------------------------------
      Net decrease              (554,809)      $ (3,656,852)       (2,534,731)      $  (17,256,572)
==================================================================================================
Class K*
Shares sold                           --       $         --           107,395       $      730,438
Reinvestment of
  distributions                       --                 --                --                   --
Less shares repurchased               --                 --            (5,984)             (40,870)
--------------------------------------------------------------------------------------------------
      Net increase                    --       $         --           101,411       $      689,568
==================================================================================================
Class Y
Shares sold                   17,519,834       $116,087,304        18,061,494       $  123,616,077
Reinvestment of
  distributions                  879,905          5,835,051         1,585,617           10,825,526
Less shares repurchased      (11,048,290)       (73,182,108)      (22,868,910)        (156,327,282)
--------------------------------------------------------------------------------------------------
      Net increase
         (decrease)            7,351,449       $ 48,740,247        (3,221,799)      $  (21,885,679)
==================================================================================================
Class Z**
Shares sold                           --       $         --           129,737       $      884,474
Reinvestment of
  distributions                       --                 --            14,657              100,440
Less shares repurchased               --                 --        (2,561,729)         (17,599,784)
--------------------------------------------------------------------------------------------------
      Net decrease                    --       $         --        (2,417,335)      $  (16,614,870)
==================================================================================================

*    Class K shares commenced operations on December 10, 2013.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year        Year       Year
                                                             4/30/16      Ended        Ended      Ended       Ended      Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13    10/31/12   10/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   6.73     $   6.86     $   6.95   $    6.95   $   6.77   $   6.87
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.11(a)  $   0.24(a)  $   0.24   $    0.28   $   0.33   $   0.31
   Net realized and unrealized gain (loss) on investments       (0.02)       (0.14)       (0.09)       0.01       0.16      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.09     $   0.10     $   0.15   $    0.29   $   0.49   $   0.20
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.12)    $  (0.23)    $  (0.24)  $   (0.29)  $  (0.31)  $  (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.13)    $  (0.09)  $      --   $   0.18   $  (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.70     $   6.73     $   6.86   $    6.95   $   6.95   $   6.77
====================================================================================================================================
Total return*                                                    1.30%        1.53%        2.17%       4.24%      7.43%      2.98%
Ratio of net expenses to average net assets                      1.01%**      1.08%        1.07%       1.06%      1.11%      1.10%
Ratio of net investment income (loss) to average net assets      3.42%**      3.48%        3.49%       3.88%      4.77%      4.47%
Portfolio turnover rate                                            32%**        24%          43%         40%        42%        57%
Net assets, end of period (in thousands)                     $182,483     $174,979     $238,764   $ 266,832   $179,260   $176,701
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.04%**      1.10%        1.07%       1.10%      1.11%      1.12%
   Net investment income (loss) to average net assets            3.39%**      3.46%        3.49%       3.85%      4.77%      4.45%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 51

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year       Year       Year      Year
                                                             4/30/16     Ended       Ended      Ended      Ended     Ended
                                                             (unaudited) 10/31/15    10/31/14   10/31/13   10/31/12  10/31/11
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  6.74     $  6.87     $   6.96   $   6.95   $  6.78   $  6.87
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.09(a)  $  0.19(a)  $   0.19   $   0.23   $  0.27   $  0.26
   Net realized and unrealized gain (loss) on investments      (0.03)      (0.13)       (0.09)      0.02      0.16     (0.10)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.06     $  0.06     $   0.10   $   0.25   $  0.43   $  0.16
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.09)    $ (0.19)    $  (0.19)  $  (0.24)  $ (0.26)  $ (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.03)    $ (0.13)    $  (0.09)  $   0.01   $  0.17   $ (0.09)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  6.71     $  6.74     $   6.87   $   6.96   $  6.95   $  6.78
===============================================================================================================================
Total return*                                                   0.95%       0.81%        1.43%      3.61%     6.46%     2.33%
Ratio of net expenses to average net assets                     1.74%**     1.81%        1.78%      1.80%     1.86%     1.89%
Ratio of net investment income (loss) to average net assets     2.69%**     2.74%        2.79%      3.13%     4.02%     3.68%
Portfolio turnover rate                                           32%**       24%          43%        40%       42%       57%
Net assets, end of period (in thousands)                     $88,762     $92,924     $112,117   $129,093   $70,655   $65,238
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.76%**     1.84%        1.78%      1.83%     1.86%     1.89%
   Net investment income (loss) to average net assets           2.67%**     2.71%        2.79%      3.09%     4.02%     3.68%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended             Year
                                                               4/30/16           Ended             12/10/13 to
                                                               (unaudited)       10/31/15          10/31/14
-----------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                           $  6.73           $  6.86           $  6.95
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.12(a)        $  0.26(a)        $  0.24
  Net realized and unrealized gain (loss)
     on investments                                              (0.02)            (0.13)            (0.09)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                                   $  0.10           $  0.13           $  0.15
-----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                        $ (0.13)          $ (0.26)          $ (0.24)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.03)          $ (0.13)          $ (0.09)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  6.70           $  6.73           $  6.86
=================================================================================================================
Total return*                                                     1.49%             1.92%             2.21%(b)
Ratio of net expenses to average net assets                       0.71%**           0.71%             0.69%**
Ratio of net investment income (loss) to
  average net assets                                              3.73%**           3.81%             3.45%**
Portfolio turnover rate                                             32%**             24%               43%
Net assets, end of period (in thousands)                       $   689           $   693           $    10
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                            0.73%**           0.73%             0.69%**
  Net investment income (loss) to average
     net assets                                                   3.70%**           3.79%             3.45%**
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 53

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year      Year
                                                             4/30/16      Ended        Ended      Ended      Ended     Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13   10/31/12  10/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   6.75     $   6.88     $   6.97   $   6.96   $  6.78   $  6.89
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.12(a)  $   0.26(a)  $   0.27   $   0.31   $  0.35   $  0.33
   Net realized and unrealized gain (loss) on investments       (0.02)       (0.13)       (0.10)      0.02      0.16     (0.12)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.10     $   0.13     $   0.17   $   0.33   $  0.51   $  0.21
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.13)    $  (0.26)    $  (0.26)  $  (0.32)  $ (0.33)  $ (0.32)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.03)    $  (0.13)    $  (0.09)  $   0.01   $  0.18   $ (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   6.72     $   6.75     $   6.88   $   6.97   $  6.96   $  6.78
=================================================================================================================================
Total return*                                                    1.50%        1.92%        2.50%      4.77%     7.78%     3.11%
Ratio of net expenses to average net assets                      0.70%**      0.70%        0.70%      0.70%     0.70%     0.88%
Ratio of net investment income (loss) to average net assets      3.72%**      3.84%        3.86%      4.16%     5.17%     4.70%
Portfolio turnover rate                                            32%**        24%          43%        40%       42%       57%
Net assets, end of period (in thousands)                     $371,597     $323,812     $352,115   $425,245   $18,805   $60,596
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.79%**      0.82%        0.82%      0.83%     0.85%     0.88%
   Net investment income (loss) to average net assets            3.64%**      3.72%        3.74%      4.04%     5.02%     4.70%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Notes to Financial Statements | 4/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares commenced operations on December 10, 2013. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 55

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2016, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 57 income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended October 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $21,955,107
     ---------------------------------------------------------------------------
          Total                                                      $21,955,107
     ===========================================================================

58 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ----------------------------------------------------------------------------
                                                                            2015
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $    661,055
     Capital loss carryforward                                        (9,342,426)
     Dividend payable                                                   (195,447)
     Net unrealized depreciation                                     (13,471,386)
     ----------------------------------------------------------------------------
          Total                                                     $(22,348,204)
     ============================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of swap contracts, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds and other holdings.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $6,065 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2016.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 59 expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 61 therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended April 30, 2016, the Fund had no open repurchase agreements.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment

62 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     The amount of cash deposited with the broker as collateral at April 30, 2016 was $245,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open centrally cleared swap contracts at April 30, 2016, are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2016, was $68,847.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2016, the annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.59% of the Fund's average daily net assets.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 63

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% of the Fund's average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the six months ended April 30, 2016, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $103,534 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates.

For the six months ended April 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 45,701
 Class C                                                                  13,344
 Class K                                                                       3
 Class Z                                                                 101,468
--------------------------------------------------------------------------------
     Total                                                              $160,516
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,271 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at April 30, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for

64 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,007 in distribution fees payable to PFD at April 30, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2016, CDSCs in the amount of $21,383 were paid to PFD.

5. Forward Foreign Currency Contracts

At April 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no forward foreign currency contracts outstanding during the six months ended April 30, 2016.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015, to February 9, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2016, the Fund had no borrowings under the credit facility.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 65

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2016, was as follows:

-----------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                   Foreign
                          Interest     Credit      Exchange      Equity   Commodity
                          Rate Risk    Risk        Rate Risk     Risk     Risk
-----------------------------------------------------------------------------------
 Liabilities
  Unrealized
    depreciation on
    swap contracts        $--          $5,543      $--           $--      $--
-----------------------------------------------------------------------------------
    Total Value           $--          $5,543      $--           $--      $--
===================================================================================

66 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2016, was as follows:

--------------------------------------------------------------------------------------
 Statement of Operations
                                                    Foreign
                          Interest     Credit       Exchange      Equity     Commodity
                          Rate Risk    Risk         Rate Risk     Risk       Risk
--------------------------------------------------------------------------------------
 Net realized gain
   (loss) on
   Swap contracts         $--          $52,247      $--           $--        $--
--------------------------------------------------------------------------------------
   Total Value            $--          $52,247      $--           $--        $--
======================================================================================
 Change in net
   unrealized
   appreciation
   (depreciation) on
   Swap contracts         $--          $78,449      $--           $--        $--
--------------------------------------------------------------------------------------
   Total Value            $--          $78,449      $--           $--        $--
======================================================================================

8. Bridge and Delayed Draw Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of April 30, 2016, the Fund had the following bridge loan and delayed draw loan commitments outstanding:

-----------------------------------------------------------------------------------------
                                                                            Unrealized
                                                                            Appreciation/
 Loan                              Shares       Cost          Value         Depreciation
-----------------------------------------------------------------------------------------
 Charter Communications
   Operating LLC, Bridge Loan       50,725      $ 50,725      $ 50,725      $--
 CCO Holdings Bridge Loan          311,594       311,594       311,594       --
 Kenan Advantage Group
   Delayed Draw                     45,638        45,521        45,600       79
-----------------------------------------------------------------------------------------
    Total                          407,957      $407,840      $407,919      $79
=========================================================================================

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 67

ADDITIONAL INFORMATION (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

68 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 69

                           This page for your notes.

70 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

                           This page for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 71

                           This page for your notes.

72 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

                           This page for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 73

                           This page for your notes.

74 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

                           This page for your notes.

                     Pioneer Floating Rate Fund | Semiannual Report | 4/30/16 75

                           This page for your notes.

76 Pioneer Floating Rate Fund | Semiannual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 20856-09-0616

                      Pioneer Flexible
                      Opportunities Fund

--------------------------------------------------------------------------------
                      Semiannual Report | April 30, 2016
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     PMARX
                      Class C     PRRCX
                      Class R     MUARX
                      Class Y     PMYRX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Consolidated Financial Statements                                             36

Consolidated Notes to Financial Statements                                    44

Trustees, Officers and Service Providers                                      63

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April 30, 2016. Mr. Garau, Head of Balanced Portfolios, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Mr. Weiss, CFA, a vice president and portfolio manager at Pioneer.

Q    How did the Fund perform during the six-month period ended April 30, 2016?

A Pioneer Flexible Opportunities Fund's Class A shares returned 0.52% at net asset value during the six-month period ended April 30, 2016, while the Fund's benchmark, the Barclays US Treasury TIPS 1-10 Year Index (the Barclays Index), returned 3.12%. During the same period, the average return of the 340 mutual funds in Lipper's Alternative Global Macro Funds category was -0.47%, and the average return of the 388 mutual funds in Morningstar's Tactical Allocation Funds category was -0.49%.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the six-month period ended April 30, 2016?

A We retained a tilt toward equities and away from bonds in the Fund's portfolio during the period, based on our belief that stocks offered the more compelling long-term return prospects. While we believe such positioning is appropriate from a longer-term standpoint, it was a headwind to the Fund's benchmark-relative results during the past six months.

     The vast majority of equity indices, both domestic and global, finished the six-month period with negative returns, the result of a prolonged stretch of weakness from the beginning of the reporting period (November 2015) through the middle of February 2016. During that timeframe, higher-risk assets struggled mightily due to mounting evidence of slowing global economic growth as well as concerns that the US Federal Reserve (the Fed) would hike interest rates several times in 2016. The fears receded in the second half of the reporting period once economic data stabilized, the world's major central banks adopted increasingly aggressive monetary policies, and the Fed reiterated its intention to raise rates at only a gradual pace after its initial, small rate hike in December. Although stocks rebounded significantly in response to the improved backdrop, the rally was not enough to overcome the earlier shortfall, and so the Fund's relative returns suffered a negative impact from the portfolio's strong tilt towards equities.

4 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

     On the plus side, the fixed-income markets delivered healthy, positive returns during the period. The combination of weaker economic growth, favorable central-bank actions and elevated demand for perceived safer investments led to strong across-the-board returns for bonds over the six-month period. In that environment, the Fund's fixed-income allocation aided benchmark-relative performance and provided a measure of stability through the downturn in higher-risk asset classes.

     The Fund's allocation to real estate also made a positive contribution to benchmark-relative results. That portion of the portfolio is largely allocated to real estate investment trusts (REITs), with a concentration in Singapore, Hong Kong, and lodging REITs headquartered in the United States. REITs performed very well over the six-month period due to the favorable combination of healthy global property markets and declining bond yields. The Fund's position in a gold futures contract also added to relative performance, given the substantial rally in gold prices from the beginning of January onward.

Q Could you discuss specific aspects of the Fund's positioning as of April 30, 2016?

A We continued to employ top-down investment strategy during the six-month period. The Fund's asset allocation is a function of our long-term investment orientation, and we believe global market conditions have not shifted to the point that would warrant a broad-based repositioning. Overall, approximately 59% of the Fund's portfolio was allocated to equities as of April 30, 2016, and approximately 27% was in fixed income. In addition, roughly 8% of the portfolio was allocated to REITs, and the remainder was in cash.

     The Fund's equity allocation includes weightings of approximately 30% in the United States and 20% in the developed markets. The portfolio also had a 9% allocation to equities in the emerging markets. The portfolio's positions in non-US stocks were a drag on the Fund's benchmark-relative results over the period, as both Japanese and Chinese equities produced negative returns. Nevertheless, we believe Japan is one of the most attractive developed markets due to the potentially transformational impact of Prime Minister Abe's economic reforms.We also believe Chinese stocks have become even more compelling following their recent underperformance, as we think the worst is likely over for that nation's economy. Therefore, we remained on the lookout for the chance to add to the Fund's position in China during the period.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 5

Q What are some notable elements of the Fund's stock portfolio as of April 30, 2016?

A We continue to employ a theme-based approach to equity investing, which is designed to capitalize on trends that we think can drive longer-term outperformance for the related positions. For instance, the Fund holds a sizable weighting in stocks that seem poised to benefit from the worldwide health care revolution. We anticipate that demand for health care is likely to increase due to rising global wealth, the health needs of aging and growing populations, and the growing prevalence of chronic diseases. We believe health care stocks, in general, are safer and have greater upside potential than most fixed-income securities, yet they offer exposure to important demographic trends as well as below-average sensitivity to broader economic cycles.

     We also see an opportunity in the defense/aerospace industry. Airlines face an increasing need to upgrade their aging fleets of airplanes, and defense spending in the West appears set to turn slowly higher. In that portion of the equity market, we emphasize companies with weaker ties to economic cycles that also have strong share buyback programs in place. Our focus on buybacks in the aerospace industry underscores our broader preference for owning shares of companies that display a shareholder-focused approach to capital allocation. That is reflected in the Fund's investments in several exchange-traded funds (ETFs) linked to stocks that regularly increase their dividends*, as well as the PowerShares International BuyBack Achievers ETF. Other notable themes within the portfolio's equity allocation include global infrastructure and hotel operators in the United States and Japan.

Q    How is the Fund's fixed-income portfolio positioned as of April 30, 2016?

A We find most developed-market bonds unattractive, since their yields do not offer a compelling alternative to the opportunities available in the stock market. However, we have retained Fund positions in Australian and New Zealand government debt, based in part on the improving outlook for commodities. The Fund also has exposure to the bonds of gold mining companies, as spot gold prices have remained well above the cash costs of production for the issuers represented in the portfolio. We believe the securities now offer extremely appealing valuations following the broad-based selloff in the commodity-sensitive areas of the bond market.

*    Dividends are not guaranteed.

6 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

     Gold-related bonds, in fact, staged a powerful rebound in the second half of the six-month period, resulting in a meaningful contribution to the Fund's overall performance.

     In addition, we have retained a modest Fund weighting in emerging markets debt, with a focus on select opportunities in US dollar-denominated bonds in Russia, Mexico, and Indonesia, plus smaller investments in local-currency bonds and corporate issues in those same three countries.

     In terms of portfolio activity, we established a small position in high-yield bonds during the six-month period. Severe dislocations within the fixed-income markets caused valuations in the high-yield sectors to fall to attractive levels for the first time since 2015. Accordingly, we elected to increase the Fund's weighting in the asset class through positions in the bonds of companies where we believed yields had risen too far, given the underlying risks.

Q Can you discuss how you use derivatives as part of your investment strategy for the Fund during the six-month period ended April 30, 2016, and how the use of derivatives affected the Fund's performance, if at all?

A We use derivatives across a broad spectrum of asset classes for the purposes of establishing specific market or issuer exposure in the Fund's portfolio, and to attempt to hedge downside risk. The derivative vehicles we use include, but are not limited to equity, fixed-income, and commodity futures; credit-linked securities; ETFs (long or short positions); currency forwards or futures (also long or short positions); and options -- both index and individual issuers. (Long/Short trading strategies involve the buying, or going long, and selling, or going short, of certain securities, usually in an attempt to mitigate market risk. In general, long positions are expected to rise in value, while short positions are expected to decrease in value.)

     The use of derivatives had a positive impact on the Fund's performance during the six-month period.

Q    Do you have any closing thoughts for investors?

A We continue to employ a flexible, go-anywhere investment approach that we believe enables the Fund to adapt to changing market conditions by investing in any asset class or region. Rather than being constrained by a "style box" or an index-tracking strategy, we have the ability to be active in

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 7 seeking out investment opportunities, while at the same time attempting to manage the Fund's risk in response to the constantly evolving market environment. We think this approach is well suited to an investment environment characterized by elevated volatility and wide divergences among the underlying trends currently affecting the global financial markets.

Please refer to the Schedule of Investments on pages 19-35 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified, which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

8 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

             Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 9

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

Portfolio Summary | 4/30/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.8%
Industrials                                                                17.2%
Health Care                                                                15.9%
Consumer Discretionary                                                      6.9%
Materials                                                                   6.5%
Government                                                                  5.8%
Information Technology                                                      4.9%
Energy                                                                      4.9%
Consumer Staples                                                            3.6%
Exchange Traded Funds                                                       3.4%
Utilities                                                                   1.2%
Telecommunication Services                                                  0.9%

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                               34.1%
U.S. Common Stocks                                                        29.9%
Foreign Government Bonds                                                  13.2%
International Corporate Bonds                                              8.2%
Exchange Traded Fund                                                       4.1%
U.S. Corporate Bonds                                                       3.8%
Depositary Receipts for International Stocks                               3.0%
Exchange Traded Funds                                                      2.8%
Senior Secured Loans                                                       0.6%
Collateralized Mortgage Obligations                                        0.3%
U.S. Preferred Stocks                                                      0.0%+

* Includes investments in insurance-linked Securities totaling 0.1% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  Russian Foreign Bond - Eurobond, 3.5%, 1/16/19                        3.07%
--------------------------------------------------------------------------------
 2.  Indonesia Government International Bond, 5.875%, 1/15/24              2.57
--------------------------------------------------------------------------------
 3.  ProShares S&P 500 Dividend Aristocrats ETF                            1.59
--------------------------------------------------------------------------------
 4.  Mexico Government International Bond, 4.0%, 10/2/23                   1.28
--------------------------------------------------------------------------------
 5.  Mexico Government International Bond, 3.6%, 1/30/25                   1.27
--------------------------------------------------------------------------------
 6.  Safran SA                                                             1.14
--------------------------------------------------------------------------------
 7.  Bristol-Myers Squibb Co.                                              1.13
--------------------------------------------------------------------------------
 8.  AngloGold Ashanti Holdings Plc, 5.125%, 8/1/22                        1.08
--------------------------------------------------------------------------------
 9.  Mexican Bonos, 5.75%, 3/5/26                                          1.05
--------------------------------------------------------------------------------
10.  Aberdeen Asia-Pacific Income Fund, Inc.                               1.03
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 11

Prices and Distributions | 4/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      4/30/16                          10/31/15
--------------------------------------------------------------------------------
           A                          $12.03                           $12.68
--------------------------------------------------------------------------------
           C                          $11.91                           $12.56
--------------------------------------------------------------------------------
           R                          $12.01                           $12.69
--------------------------------------------------------------------------------
           Y                          $12.07                           $12.72
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15 - 4/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term             Long-Term
          Class         Dividends          Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A             $0.1366              $   --                $0.5636
--------------------------------------------------------------------------------
           C             $0.0940              $   --                $0.5636
--------------------------------------------------------------------------------
           R             $0.1324              $   --                $0.5636
--------------------------------------------------------------------------------
           Y             $0.1521              $   --                $0.5636
--------------------------------------------------------------------------------

The Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-16.

12 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                   Barclays
                                Net              Public            U.S. Treasury
                                Asset            Offering          TIPS
                                Value            Price             1-10 Year
Period                          (NAV)            (POP)             Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)                       6.67%             5.86%           2.58%
5 years                          5.23              4.27            1.51
1 year                          -6.89            -11.08            1.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                                Gross            Net
--------------------------------------------------------------------------------
                                1.29%            1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Flexible       Barclays U.S. Treasury
                           Opportunities Fund     TIPS 1-10 Year Index
5/10                       $  9,550               $ 10,000
4/11                       $ 11,112               $ 10,789
4/12                       $ 11,667               $ 11,546
4/13                       $ 13,615               $ 11,853
4/14                       $ 13,785               $ 11,376
4/15                       $ 15,402               $ 11,487
4/16                       $ 14,340               $ 11,629

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 13

Performance Update | 4/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                   Barclays
                                                                   U.S. Treasury
                                                                   TIPS
                                If               If                1-10 Year
Period                          Held             Redeemed          Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)                       5.87%            5.87%            2.58%
5 years                          4.45             4.45             1.51
1 year                          -7.57            -7.57             1.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Flexible       Barclays U.S. Treasury
                           Opportunities Fund     TIPS 1-10 Year Index
5/10                       $ 10,000               $ 10,000
4/11                       $ 11,554               $ 10,789
4/12                       $ 12,039               $ 11,546
4/13                       $ 13,953               $ 11,853
4/14                       $ 14,024               $ 11,376
4/15                       $ 15,540               $ 11,487
4/16                       $ 14,363               $ 11,629

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

Performance Update | 4/30/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                   Barclays
                                                 Net               U.S. Treasury
                                                 Asset             TIPS
                                                 Value             1-10 Year
Period                                           (NAV)             Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)                                        6.41%            2.58%
5 years                                           4.92             1.51
1 year                                           -7.58             1.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Flexible       Barclays U.S. Treasury
                           Opportunities Fund     TIPS 1-10 Year Index
5/10                       $ 10,000               $ 10,000
4/11                       $ 11,633               $ 10,789
4/12                       $ 12,214               $ 11,546
4/13                       $ 14,254               $ 11,853
4/14                       $ 14,417               $ 11,376
4/15                       $ 16,002               $ 11,487
4/16                       $ 14,789               $ 11,629

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 15

Performance Update | 4/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                                                   Barclays
                                                 Net               U.S. Treasury
                                                 Asset             TIPS
                                                 Value             1-10 Year
Period                                           (NAV)             Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)                                        6.99%            2.58%
5 years                                           5.55             1.51
1 year                                           -6.61             1.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                                Gross            Net
--------------------------------------------------------------------------------
                                1.05%            0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Flexible       Barclays U.S. Treasury
                           Opportunities Fund     TIPS 1-10 Year Index
5/10                       $ 5,000,000            $ 5,000,000
4/11                       $ 5,832,730            $ 5,394,260
4/12                       $ 6,143,064            $ 5,773,026
4/13                       $ 7,196,009            $ 5,926,297
4/14                       $ 7,306,215            $ 5,688,168
4/15                       $ 8,180,260            $ 5,743,708
4/16                       $ 7,639,657            $ 5,814,264

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible
Opportunities Fund

Based on actual returns from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 11/1/15
--------------------------------------------------------------------------------
Ending Account                 $1,005.20     $1,001.60    $1,002.40    $1,006.50
Value (after expenses)
on 4/30/16
--------------------------------------------------------------------------------
Expenses Paid                  $    5.88     $    9.60    $    8.31    $    4.49
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.18%, 1.93%, 1.67% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 182/366 (to reflect the one-half year period).

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2015, through April 30, 2016.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value On 11/1/15
--------------------------------------------------------------------------------
Ending Account                 $1,019.00     $1,015.27    $1,016.56    $1,020.39
Value (after expenses)
On 4/30/16
--------------------------------------------------------------------------------
Expenses Paid                  $    5.92     $    9.67    $    8.37    $    4.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.18%, 1.93%, 1.67% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 182/366 (to reflect the one-half year period).

18 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

Schedule of Investments | 4/30/16 (unaudited)

-----------------------------------------------------------------------------------------------------
                     Floating
 Principal           Rate (b)
 Amount ($)          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 0.0%+
                                   REAL ESTATE -- 0.0%+
                                   Retail REIT -- 0.0%+
               204                 Wheeler Real Estate Investment Trust, Inc., 9.0%   $       199,920
                                                                                      ---------------
                                   Total Real Estate                                  $       199,920
-----------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $195,245)                                    $       199,920
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 62.5%
                                   ENERGY -- 0.9%
                                   Oil & Gas Equipment & Services -- 0.9%
            30,817                 Core Laboratories NV                               $     4,119,000
            27,610                 Halliburton Co.                                          1,140,569
            13,882                 Schlumberger, Ltd.                                       1,115,280
                                                                                      ---------------
                                                                                      $     6,374,849
                                                                                      ---------------
                                   Total Energy                                       $     6,374,849
-----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.5%
                                   Diversified Chemicals -- 0.1%
            94,000                 Daicel Corp.                                       $     1,219,978
-----------------------------------------------------------------------------------------------------
                                   Construction Materials -- 0.4%
             8,434                 Martin Marietta Materials, Inc.                    $     1,427,286
            13,130                 Vulcan Materials Co.                                     1,413,182
                                                                                      ---------------
                                                                                      $     2,840,468
                                                                                      ---------------
                                   Total Materials                                    $     4,060,446
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 13.1%
                                   Aerospace & Defense -- 5.7%
            60,325                 Engility Holdings, Inc.                            $     1,186,593
            38,433                 Honeywell International, Inc.                            4,391,739
           227,503                 Leonardo-Finmeccanica S.p.A.                             2,873,466
           179,867                 Magellan Aerospace Corp.                                 2,531,217
            32,471                 Northrop Grumman Corp.                                   6,697,468
            54,566                 Raytheon Co.                                             6,894,414
           116,892                 Safran SA                                                8,053,937
            75,478                 Thales SA                                                6,525,454
            12,652                 TransDigm Group, Inc.                                    2,883,011
                                                                                      ---------------
                                                                                      $    42,037,299
-----------------------------------------------------------------------------------------------------
                                   Building Products -- 0.5%
             1,997                 Geberit AG                                         $       766,620
           225,800                 Takasago Thermal Engineering Co., Ltd.                   2,917,848
                                                                                      ---------------
                                                                                      $     3,684,468
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 19

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 4.3%
         1,750,000                 China Communications Construction Co., Ltd.        $     2,111,614
         1,128,000                 China Railway Group, Ltd.                                  898,666
         2,556,000                 China State Construction International
                                   Holdings, Ltd.                                           3,993,596
           119,046                 Granite Construction, Inc.                               5,308,261
           792,000                 Kajima Corp.                                             5,083,821
           100,000                 Maeda Corp.                                                782,458
         4,244,000                 Pembangunan Perumahan Persero Tbk PT                     1,179,694
           457,000                 Shimizu Corp.                                            4,209,633
           568,000                 Taisei Corp.                                             3,981,296
            24,400                 Vinci SA                                                 1,822,834
        11,469,600                 Waskita Karya Persero Tbk PT                             2,039,910
                                                                                      ---------------
                                                                                      $    31,411,783
-----------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.2%
           198,000                 Zhuzhou CRRC Times Electric Co, Ltd.               $     1,132,034
-----------------------------------------------------------------------------------------------------
                                   Heavy Electrical Equipment -- 0.2%
         1,733,000                 China High Speed Transmission Equipment
                                   Group Co., Ltd.                                    $     1,347,152
-----------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.6%
             7,639                 Danaher Corp.                                      $       739,073
           102,300                 Seibu Holdings, Inc.*                                    2,239,355
            87,200                 SM Investments Corp.                                     1,750,118
                                                                                      ---------------
                                                                                      $     4,728,546
-----------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery
                                   & Heavy Trucks -- 0.1%
            62,916                 Volvo AB (Class B)                                 $       736,561
-----------------------------------------------------------------------------------------------------
                                   Agricultural & Farm Machinery -- 0.5%
            40,444                 The Toro Co.                                       $     3,496,384
-----------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 1.0%
             3,983                 Georg Fischer AG                                   $     3,234,060
            42,200                 Hoshizaki Electric Co., Ltd.                             3,665,783
             6,799                 Stanley Black & Decker, Inc.                               760,944
                                                                                      ---------------
                                                                                      $     7,660,787
                                                                                      ---------------
                                   Total Capital Goods                                $    96,235,014
-----------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 1.6%
                                   Environmental & Facilities Services -- 0.5%
         1,291,000                 China Everbright International, Ltd.               $     1,451,254
         3,588,000                 Tianjin Capital Environmental Protection
                                   Group Co., Ltd.                                          2,007,441
                                                                                      ---------------
                                                                                      $     3,458,695
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   Security & Alarm Services -- 0.8%
               545                 dorma+kaba Holding AG*                             $       353,335
            73,200                 Secom Co., Ltd.                                          5,792,756
                                                                                      ---------------
                                                                                      $     6,146,091
-----------------------------------------------------------------------------------------------------
                                   Research & Consulting Services -- 0.3%
            22,296                 Teleperformance                                    $     2,001,642
                                                                                      ---------------
                                   Total Commercial Services & Supplies               $    11,606,428
-----------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 1.5%
                                   Airlines -- 0.3%
         1,634,000                 China Eastern Airlines Corp, Ltd.*                 $       897,351
            38,900                 Japan Airlines Co., Ltd.                                 1,440,957
                                                                                      ---------------
                                                                                      $     2,338,308
-----------------------------------------------------------------------------------------------------
                                   Railroads -- 1.0%
            16,400                 Central Japan Railway Co.                          $     2,986,778
           307,000                 Keisei Electric Railway Co., Ltd.                        4,381,399
                                                                                      ---------------
                                                                                      $     7,368,177
-----------------------------------------------------------------------------------------------------
                                   Airport Services -- 0.2%
             5,277                 Aena SA                                            $       752,617
           648,000                 Beijing Capital International Airport Co., Ltd.            697,529
                                                                                      ---------------
                                                                                      $     1,450,146
                                                                                      ---------------
                                   Total Transportation                               $    11,156,631
-----------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 1.0%
                                   Auto Parts & Equipment -- 0.7%
            64,720                 Johnson Controls, Inc.                             $     2,679,408
             4,714                 Valeo SA                                                   747,353
         2,670,000                 Xinyi Glass Holdings, Ltd.                               1,827,706
                                                                                      ---------------
                                                                                      $     5,254,467
-----------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.3%
           380,562                 Tata Motors, Ltd.                                  $     2,337,970
                                                                                      ---------------
                                   Total Automobiles & Components                     $     7,592,437
-----------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.5%
                                   Consumer Electronics -- 0.2%
            12,130                 Harman International Industries, Inc.              $       931,099
            26,500                 Sony Corp.                                                 689,847
                                                                                      ---------------
                                                                                      $     1,620,946
-----------------------------------------------------------------------------------------------------
                                   Home Furnishings -- 0.3%
         1,715,600                 Man Wah Holdings, Ltd.                             $     2,003,756
                                                                                      ---------------
                                   Total Consumer Durables & Apparel                  $     3,624,702
-----------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 1.4%
                                   Casinos & Gaming -- 0.3%
           618,000                 Galaxy Entertainment Group, Ltd.*                  $     2,087,326
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 21

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   Hotels, Resorts & Cruise Lines -- 0.7%
           453,648                 Aitken Spence Hotel Holdings Plc                   $       195,418
            29,450                 Hyatt Hotels Corp.*                                      1,410,066
            30,662                 Marriott International, Inc.                             2,149,100
           309,813                 NH Hotel Group SA*                                       1,490,021
                                                                                      ---------------
                                                                                      $     5,244,605
-----------------------------------------------------------------------------------------------------
                                   Education Services -- 0.4%
            69,728                 New Oriental Education & Technology
                                   Group, Inc. (A.D.R.)                               $     2,730,548
                                                                                      ---------------
                                   Total Consumer Services                            $    10,062,479
-----------------------------------------------------------------------------------------------------
                                   MEDIA -- 1.2%
                                   Advertising -- 0.4%
            65,959                 Stroeer SE & Co KGaA*                              $     3,247,775
-----------------------------------------------------------------------------------------------------
                                   Broadcasting -- 0.4%
           337,395                 Sun TV Network, Ltd.                               $     1,888,404
           120,766                 Zee Entertainment Enterprises, Ltd.                        754,466
                                                                                      ---------------
                                                                                      $     2,642,870
-----------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.3%
            35,616                 Comcast Corp.                                      $     2,164,028
-----------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.1%
            11,227                 Loen Entertainment, Inc.                           $       758,068
                                                                                      ---------------
                                   Total Media                                        $     8,812,741
-----------------------------------------------------------------------------------------------------
                                   RETAILING -- 1.5%
                                   Internet Retail -- 0.3%
           180,748                 Vipshop Holdings, Ltd. (A.D.R.)*                   $     2,465,403
-----------------------------------------------------------------------------------------------------
                                   General Merchandise Stores -- 0.2%
             6,700                 Ryohin Keikaku Co., Ltd.                           $     1,548,883
-----------------------------------------------------------------------------------------------------
                                   Apparel Retail -- 1.0%
            92,547                 The TJX Companies, Inc.                            $     7,016,914
                                                                                      ---------------
                                   Total Retailing                                    $    11,031,200
-----------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 1.0%
                                   Drug Retail -- 1.0%
            17,635                 CVS Health Corp.                                   $     1,772,318
            59,500                 Sundrug Co., Ltd.                                        4,393,572
            10,600                 Tsuruha Holdings, Inc.                                   1,048,925
                                                                                      ---------------
                                                                                      $     7,214,815
                                                                                      ---------------
                                   Total Food & Staples Retailing                     $     7,214,815
-----------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 1.6%
                                   Packaged Foods & Meats -- 0.2%
            19,378                 Nestle SA                                          $     1,444,160
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   Tobacco -- 1.4%
            55,555                 Altria Group, Inc.                                 $     3,483,854
           138,223                 Reynolds American, Inc.                                  6,855,861
                                                                                      ---------------
                                                                                      $    10,339,715
                                                                                      ---------------
                                   Total Food, Beverage & Tobacco                     $    11,783,875
-----------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                   Personal Products -- 0.5%
            67,800                 Kao Corp.                                          $     3,885,722
                                                                                      ---------------
                                   Total Household & Personal Products                $     3,885,722
-----------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 10.1%
                                   Health Care Equipment -- 6.0%
             9,706                 Becton Dickinson and Co.                           $     1,565,190
           173,774                 Boston Scientific Corp.*                                 3,809,126
            31,991                 CR Bard, Inc.                                            6,787,530
            66,672                 Edwards Lifesciences Corp.*                              7,081,233
           113,246                 Hill-Rom Holdings, Inc.                                  5,475,444
           102,244                 Hologic, Inc.*                                           3,434,376
             4,723                 Intuitive Surgical, Inc.*                                2,958,298
            66,921                 Medtronic PLC                                            5,296,797
            57,754                 NuVasive, Inc.*                                          3,057,497
            39,814                 Stryker Corp.                                            4,340,124
                                                                                      ---------------
                                                                                      $    43,805,615
-----------------------------------------------------------------------------------------------------
                                   Health Care Distributors -- 0.5%
            42,295                 Cardinal Health, Inc.                              $     3,318,466
-----------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.4%
            24,360                 Laboratory Corp of America Holdings*               $     3,052,795
-----------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 2.2%
            81,692                 HCA Holdings, Inc.                                 $     6,586,009
            43,968                 Orpea                                                    3,625,542
            97,104                 VCA, Inc.*                                               6,114,639
                                                                                      ---------------
                                                                                      $    16,326,190
-----------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 1.0%
            21,522                 Aetna, Inc.                                        $     2,416,275
            38,959                 UnitedHealth Group, Inc.                                 5,130,121
                                                                                      ---------------
                                                                                      $     7,546,396
                                                                                      ---------------
                                   Total Health Care Equipment & Services             $    74,049,462
-----------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY
                                   & LIFE SCIENCES -- 5.3%
                                   Biotechnology -- 0.8%
         1,442,000                 3SBio, Inc.                                        $     1,745,547
            22,014                 Actelion, Ltd.                                           3,556,567
            31,113                 Grifols SA                                                 676,744
                                                                                      ---------------
                                                                                      $     5,978,858
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 23

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 2.8%
           110,419                 Bristol-Myers Squibb Co.                           $     7,970,043
            41,600                 Ono Pharmaceutical Co, Ltd.                              1,940,541
         1,330,500                 Shanghai Fosun Pharmaceutical Group Co, Ltd.             3,619,078
            67,100                 Shionogi & Co., Ltd.                                     3,548,192
            60,512                 Shire Plc                                                3,766,550
                                                                                      ---------------
                                                                                      $    20,844,404
-----------------------------------------------------------------------------------------------------
                                   Life Sciences Tools & Services -- 1.7%
            97,834                 Agilent Technologies, Inc.                         $     4,003,367
            26,525                 Gerresheimer AG                                          1,972,473
           131,927                 INC Research Holdings, Inc.                              6,349,647
                                                                                      ---------------
                                                                                      $    12,325,487
                                                                                      ---------------
                                   Total Pharmaceuticals, Biotechnology
                                   & Life Sciences                                    $    39,148,749
-----------------------------------------------------------------------------------------------------
                                   BANKS -- 1.8%
                                   Diversified Banks -- 1.3%
           382,965                 Banco de Sabadell SA                               $       731,912
           254,529                 Hatton National Bank Plc                                   360,256
            44,598                 HDFC Bank, Ltd.                                            756,433
           159,300                 Kasikornbank PCL                                           757,268
           415,480                 Metropolitan Bank & Trust Co.                              717,716
            98,400                 Sumitomo Mitsui Financial Group, Inc.                    3,147,066
           199,475                 Yes Bank, Ltd.                                           2,825,693
                                                                                      ---------------
                                                                                      $     9,296,344
-----------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.5%
           136,577                 Banregio Grupo Financiero SAB de CV                $       819,684
            41,946                 First Republic Bank                                      2,949,643
                                                                                      ---------------
                                                                                      $     3,769,327
                                                                                      ---------------
                                   Total Banks                                        $    13,065,671
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 1.6%
                                   Multi-Sector Holdings -- 0.4%
            46,735                 GT Capital Holdings, Inc.                          $     1,358,281
            13,252                 Wendel SA                                                1,531,144
                                                                                      ---------------
                                                                                      $     2,889,425
-----------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 1.0%
            65,049                 Discover Financial Services, Inc.                  $     3,660,307
           123,257                 Synchrony Financial                                      3,767,966
                                                                                      ---------------
                                                                                      $     7,428,273
-----------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.2%
            41,777                 The Blackstone Group LP                            $     1,146,361
                                                                                      ---------------
                                   Total Diversified Financials                       $    11,464,059
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 3.5%
                                   Life & Health Insurance -- 1.3%
           123,800                 AIA Group, Ltd.                                    $       745,312
           619,066                 Poste Italiane S.p.A.                                    4,728,313
            16,905                 Swiss Life Holding AG                                    4,265,896
                                                                                      ---------------
                                                                                      $     9,739,521
-----------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.8%
            33,294                 Allianz SE*                                        $     5,652,025
-----------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 1.4%
            53,187                 Chubb, Ltd.                                        $     6,268,620
            67,132                 The Allstate Corp.                                       4,366,937
                                                                                      ---------------
                                                                                      $    10,635,557
                                                                                      ---------------
                                   Total Insurance                                    $    26,027,103
-----------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 7.8%
                                   Diversified REIT -- 1.0%
           742,930                 Green Real Estate Investment Trust plc*            $     1,216,543
           403,841                 Hibernia Real Estate Investment Trust plc                  596,545
         4,592,100                 Mapletree Greater China Commercial Trust                 3,517,150
           190,041                 Merlin Properties Socimi SA                              2,208,802
                                                                                      ---------------
                                                                                      $     7,539,040
-----------------------------------------------------------------------------------------------------
                                   Industrial REIT -- 0.3%
         1,015,400                 Ascendas Real Estate Investment Trust              $     1,857,439
-----------------------------------------------------------------------------------------------------
                                   Mortgage REIT -- 0.3%
           124,311                 Starwood Property Trust, Inc.                      $     2,406,661
-----------------------------------------------------------------------------------------------------
                                   Hotel & Resort REIT -- 2.8%
           362,018                 DiamondRock Hospitality Co.                        $     3,225,580
               236                 Hoshino Resorts Real Estate Investment
                                   Trust, Inc.                                              2,905,908
             5,233                 Japan Hotel Real Estate Investment Trust
                                   Investment Corp.                                         4,805,641
           105,220                 LaSalle Hotel Properties                                 2,514,758
           127,979                 Pebblebrook Hotel Trust                                  3,537,340
            69,442                 Ryman Hospitality Properties, Inc.                       3,578,346
                                                                                      ---------------
                                                                                      $    20,567,573
-----------------------------------------------------------------------------------------------------
                                   Office REIT -- 0.4%
         3,953,300                 Keppel Real Estate Investment Trust                $     3,086,678
-----------------------------------------------------------------------------------------------------
                                   Health Care REIT -- 0.2%
         1,224,900                 First Real Estate Investment Trust                 $     1,138,552
-----------------------------------------------------------------------------------------------------
                                   Residential REIT's -- 0.1%
            30,288                 Colony Starwood Homes                              $       738,119
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 25

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   Retail REIT -- 0.3%
           342,100                 CapitaLand Retail China Trust                      $       375,221
             9,137                 Simon Property Group, Inc.                               1,838,090
            74,022                 Wheeler Real Estate Investment Trust, Inc.                 104,371
                                                                                      ---------------
                                                                                      $     2,317,682
-----------------------------------------------------------------------------------------------------
                                   Diversified Real Estate Activities -- 1.5%
         1,569,100                 Ayala Land, Inc.                                   $     1,155,933
           479,000                 CapitaLand, Ltd.                                         1,107,741
           406,600                 City Developments, Ltd.                                  2,521,597
           308,700                 Takara Leben Co., Ltd.                                   2,059,639
           283,100                 Tokyo Tatemono Co., Ltd.                                 3,867,870
                                                                                      ---------------
                                                                                      $    10,712,780
-----------------------------------------------------------------------------------------------------
                                   Real Estate Operating Companies -- 0.5%
         1,751,200                 Ascendas India Trust                               $     1,243,602
         5,759,000                 SM Prime Holdings, Inc.                                  2,773,283
                                                                                      ---------------
                                                                                      $     4,016,885
-----------------------------------------------------------------------------------------------------
                                   Real Estate Development -- 0.4%
           296,100                 China Vanke Co, Ltd.                               $       742,054
           919,600                 Frasers Centrepoint, Ltd.*                               1,141,978
           740,000                 Longfor Properties Co., Ltd.                             1,041,730
                                                                                      ---------------
                                                                                      $     2,925,762
                                                                                      ---------------
                                   Total Real Estate                                  $    57,307,171
-----------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 3.1%
                                   Internet Software & Services -- 1.1%
            11,405                 Alibaba Group Holding, Ltd. (A.D.R.)               $       877,501
             5,166                 Alphabet, Inc. (Class A)                                 3,656,908
            16,296                 Facebook, Inc.*                                          1,916,084
            88,300                 Tencent Holdings, Ltd.                                   1,808,778
                                                                                      ---------------
                                                                                      $     8,259,271
-----------------------------------------------------------------------------------------------------
                                   IT Consulting & Other Services -- 0.6%
            15,442                 Capgemini SA                                       $     1,441,665
            53,357                 Leidos Holdings, Inc.                                    2,647,041
                                                                                      ---------------
                                                                                      $     4,088,706
-----------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 1.4%
            24,552                 Amadeus IT Holding SA                              $     1,117,270
            58,649                 MasterCard, Inc.                                         5,688,367
            49,140                 Visa, Inc.                                               3,795,574
                                                                                      ---------------
                                                                                      $    10,601,211
                                                                                      ---------------
                                   Total Software & Services                          $    22,949,188
-----------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                                   Communications Equipment -- 0.5%
            44,785                 Harris Corp.                                       $     3,583,248
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                                   Electronic Equipment Manufacturers -- 0.4%
         2,656,000                 China Railway Signal & Communication Corp, Ltd.    $     1,578,446
            57,814                 FLIR Systems, Inc.*                                      1,746,561
                                                                                      ---------------
                                                                                      $     3,325,007
                                                                                      ---------------
                                   Total Technology Hardware & Equipment              $     6,908,255
-----------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.7%
                                   Semiconductors -- 0.7%
            37,521                 Broadcom, Ltd.                                     $     5,468,686
                                                                                      ---------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                          $     5,468,686
-----------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.2%
                                   Wireless Telecommunication Services -- 0.2%
           276,290                 Bharti Airtel, Ltd.                                $     1,514,372
                                                                                      ---------------
                                   Total Telecommunication Services                   $     1,514,372
-----------------------------------------------------------------------------------------------------
                                   UTILITIES -- 1.2%
                                   Electric Utilities -- 0.1%
           115,000                 Cheung Kong Infrastructure Holdings, Ltd.          $     1,087,423
-----------------------------------------------------------------------------------------------------
                                   Water Utilities -- 0.7%
         3,882,000                 Beijing Enterprises Water Group, Ltd.              $     2,327,068
         3,682,000                 CT Environmental Group, Ltd.*                            1,077,483
         1,096,000                 Guangdong Investment, Ltd.                               1,554,189
                                                                                      ---------------
                                                                                      $     4,958,740
-----------------------------------------------------------------------------------------------------
                                   Independent Power Producers &
                                   Energy Traders -- 0.2%
           748,097                 China Resources Power Holdings Co, Ltd.            $     1,267,225
-----------------------------------------------------------------------------------------------------
                                   Renewable Electricity -- 0.2%
           135,010                 Saeta Yield SA                                     $     1,437,780
                                                                                      ---------------
                                   Total Utilities                                    $     8,751,168
-----------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $427,007,573)                                $   460,095,223
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                     Floating
 Principal           Rate (b)
 Amount ($)          (unaudited)
-----------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 1.0%
                                   BANKS -- 1.0%
                                   Thrifts & Mortgage Finance -- 1.0%
         3,000,000                 COMM 2006-C8 Mortgage Trust, 5.377%,
                                   12/10/46                                           $     2,892,583
         2,384,000          6.15   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2006-LDP7, Floating Rate
                                   Note, 4/17/45                                            1,764,160

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 27

-----------------------------------------------------------------------------------------------------
                     Floating
 Principal           Rate (b)
 Amount ($)          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
         3,000,000          5.57   Morgan Stanley Capital I Trust 2007-TOP25,
                                   Floating Rate Note, 11/12/49                       $     2,954,928
                                                                                      ---------------
                                                                                      $     7,611,671
                                                                                      ---------------
                                   Total Banks                                        $     7,611,671
-----------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED MORTGAGE
                                   OBLIGATIONS
                                   (Cost $8,249,944)                                  $     7,611,671
-----------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 12.9%
                                   ENERGY -- 3.0%
                                   Integrated Oil & Gas -- 1.5%
         5,682,000                 Lukoil International Finance BV, 6.125%,
         4,500,000                 11/9/20 (144A)                                     $     6,074,342
                                   Lukoil International Finance BV, 7.25%,
                                   11/5/19 (144A)                                           4,991,985
                                                                                      ---------------
                                                                                      $    11,066,327
-----------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 1.5%
         6,687,000                 Gazprom OAO Via Gaz Capital SA, 3.85%,
         4,000,000                 2/6/20 (144A)                                      $     6,592,580
                                   Gazprom OAO Via Gaz Capital SA, 6.51%,
                                   3/7/22 (144A)                                            4,327,720
                                                                                      $    10,920,300
                                                                                      ---------------
                                   Total Energy                                       $    21,986,627
-----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 7.0%
                                   Construction Materials -- 0.5%
         3,000,000                 Vulcan Materials Co., 7.5%, 6/15/21                $     3,615,000
-----------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.2%
         1,586,000                 Ball Corp., 4.0%, 11/15/23                         $     1,569,744
-----------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.4%
         3,000,000                 Sealed Air Corp., 5.125%, 12/1/24 (144A)           $     3,142,500
-----------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.9%
         6,971,000                 Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                   10/7/20 (144A)                                     $     6,517,885
-----------------------------------------------------------------------------------------------------
                                   Gold -- 4.4%
         7,500,000                 AngloGold Ashanti Holdings Plc, 5.125%,
                                   8/1/22                                             $     7,593,750
         5,500,000                 AngloGold Ashanti Holdings Plc, 8.5%, 7/30/20            5,923,500
         3,000,000                 AngloGold Ashanti Holdings Plc, 8.5%, 7/30/20            3,231,000
         5,840,000                 Kinross Gold Corp., 5.125%, 9/1/21                       5,781,600
         5,925,000                 Kinross Gold Corp., 5.125%, 9/1/21                       5,865,750
         4,350,000                 Kinross Gold Corp., 5.95%, 3/15/24                       4,099,875
                                                                                      ---------------
                                                                                      $    32,495,475
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------
                     Floating
 Principal           Rate (b)
 Amount ($)          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   Steel -- 0.6%
         4,000,000                 ArcelorMittal, 5.5%, 2/25/17                       $     4,130,000
                                                                                      ---------------
                                   Total Materials                                    $    51,470,604
-----------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.5%
                                   Building Products -- 0.5%
         3,000,000                 USG Corp., 9.75%, 1/15/18                          $     3,367,500
                                                                                      ---------------
                                   Total Capital Goods                                $     3,367,500
-----------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.3%
                                   Apparel, Accessories & Luxury Goods -- 0.3%
         1,943,000                 Hanesbrands, Inc., 6.375%, 12/15/20                $     2,011,005
                                                                                      ---------------
                                   Total Consumer Durables & Apparel                  $     2,011,005
-----------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.8%
                                   Casinos & Gaming -- 0.8%
         5,523,000                 MGM Resorts International, 6.625%, 12/15/21        $     5,881,995
                                                                                      ---------------
                                   Total Consumer Services                            $     5,881,995
-----------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.4%
                                   Packaged Foods & Meats -- 0.4%
         1,500,000                 Smithfield Foods, Inc., 5.875%, 8/1/21 (144A)      $     1,563,750
         1,500,000                 Smithfield Foods, Inc., 6.625%, 8/15/22                  1,586,250
                                                                                      ---------------
                                                                                      $     3,150,000
                                                                                      ---------------
                                   Total Food, Beverage & Tobacco                     $     3,150,000
-----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.4%
                                   Consumer Finance -- 0.4%
         3,000,000                 First Cash Financial Services, Inc.,
                                   6.75%, 4/1/21                                      $     2,985,000
                                                                                      ---------------
                                   Total Diversified Financials                       $     2,985,000
-----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.1%
                                   Reinsurance -- 0.1%
         1,000,000          7.48   Northshore Re, Ltd., Floating Rate Note,
                                   7/5/16 (Cat Bond) (144A)                           $     1,003,400
                                                                                      ---------------
                                   Total Insurance                                    $     1,003,400
-----------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.2%
                                   Real Estate Development -- 0.2%
         1,400,000                 Sunac China Holdings, Ltd., 9.375%, 4/5/18         $     1,463,000
                                                                                      ---------------
                                   Total Real Estate                                  $     1,463,000
-----------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.2%
                                   Wireless Telecommunication Services -- 0.2%
         1,500,000                 Sprint Communications, Inc., 6.0%, 12/1/16         $     1,507,500
                                                                                      ---------------
                                   Total Telecommunication Services                   $     1,507,500
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 29

-----------------------------------------------------------------------------------------------------
                     Floating
 Principal           Rate (b)
 Amount ($)          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $91,743,835)                                 $    94,826,631
-----------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- 12.8%
AUD      9,530,000                 Australia Government Bond, 1.75%, 11/21/20         $     7,165,165
        15,870,000                 Indonesia Government International Bond,
                                   5.875%, 1/15/24 (144A)                                  18,059,505
         3,796,000                 Indonesia Government International Bond,
                                   6.75%, 1/15/44 (144A)                                    4,648,639
IDR 25,355,000,000                 Indonesia Treasury Bond, 7.0%, 5/15/27                   1,810,907
IDR 44,544,000,000                 Indonesia Treasury Bond, 8.375%, 9/15/26                 3,534,804
MXN    128,693,400                 Mexican Bonos, 5.75%, 3/5/26                             7,420,432
         8,804,000                 Mexico Government International Bond,
                                   3.6%, 1/30/25                                            8,947,065
         8,582,000                 Mexico Government International Bond,
                                   4.0%, 10/2/23                                            8,989,645
NZD      5,134,000                 New Zealand Government Bond, 3.0%, 4/15/20               3,688,038
PHP    165,000,000                 Philippine Government Bond, 3.625%, 9/9/25               3,484,357
RUB    304,576,000                 Russian Federal Bond - OFZ, 7.6%, 7/20/22                4,444,049
        21,400,000                 Russian Foreign Bond - Eurobond, 3.5%,
                                   1/16/19 (144A)                                          21,638,603
-----------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $89,658,285)                                 $    93,831,209
-----------------------------------------------------------------------------------------------------
                                   SENIOR FLOATING RATE LOAN
                                   INTEREST -- 0.0%+**
                                   TECHNOLOGY HARDWARE &
                                   EQUIPMENT -- 0.0%
                                   Communications Equipment -- 0.0%+
            91,030          3.31   CommScope, Inc., Tranche 4 Term Loan,
                                   1/14/18                                            $        91,000
                                                                                      ---------------
                                   Total Technology Hardware & Equipment              $        91,000
-----------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                   (Cost $91,030)                                     $        91,000
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------
                                   CLOSED-END FUNDS -- 0.2%
            62,300                 BlackRock Munivest Fund, Inc.                      $       671,594
            44,100                 BlackRock Muniyield Fund, Inc.                             693,693
                                                                                      ---------------
                                                                                      $     1,365,287
-----------------------------------------------------------------------------------------------------
                                   TOTAL CLOSED-END FUNDS
                                   (Cost $1,140,036)                                  $     1,365,287
-----------------------------------------------------------------------------------------------------
                                   MUTUAL FUNDS -- 5.1%
         1,443,597                 Aberdeen Asia-Pacific Income Fund, Inc.            $     7,275,729
            32,883                 Guggenheim S&P Global Water Index ETF                      962,485

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------
 Shares                                                                                   Value
-----------------------------------------------------------------------------------------------------
                                   MUTUAL FUNDS - (continued)
            62,296                 PowerShares International BuyBack
                                   Achievers Portfolio                                $     1,762,977
           211,883                 ProShares S&P 500 Dividend Aristocrats ETF              11,174,709
           177,729                 SPDR S&P Euro Dividend Aristocrats UCITS ETF             4,182,284
            19,163                 SPDR S&P Global Dividend Aristocrats ETF                   594,451
           210,227                 SPDR S&P UK Dividend Aristocrats UCITS ETF               3,640,666
           118,579                 SPDR S&P US Dividend Aristocrats UCITS ETF               5,102,454
           209,556                 VanEck Vectors Vietnam ETF                               3,021,798
-----------------------------------------------------------------------------------------------------
                                   TOTAL MUTUAL FUNDS
                                   (Cost $38,196,922)                                 $    37,717,553
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Number of                                                   Strike     Expiration
 Contracts   Description              Counterparty           Price      Date
-----------------------------------------------------------------------------------------------------
                                   PUT OPTIONS PURCHASED -- 0.4%
       625   Deutsche Boerse AG
             German Stock Index       Barclays               9,900      6/17/16       $     1,541,591
     1,000   Hong Kong Stock
             Exchange                 Barclays               9,000      6/29/16             1,398,719
-----------------------------------------------------------------------------------------------------
                                   TOTAL PUT OPTIONS PURCHASED                        $     2,940,310
                                                                                      ---------------
                                   (Cost $2,273,557)                                  $     2,940,310
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
-----------------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENTS -- 0.7%
                                   Commercial Paper -- 0.7%
 1,780,000                         Barclays, Floating Rate Note, 5/2/16 (c)           $     1,779,955
 1,780,000                         BNP Paribas, Commercial Papar, 5/2/16 (c)                1,779,944
 1,780,000                         Total CP, Floating Rate Note, 5/2/16 (c)                 1,779,950
                                                                                      ---------------
                                                                                      $     5,339,849
-----------------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $5,339,952)                                  $     5,339,849
-----------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT IN SECURITIES -- 95.6%
                                   (Cost $663,896,379) (a)                            $   704,018,653
-----------------------------------------------------------------------------------------------------
                                   OTHER ASSETS & LIABILITIES -- 4.4%                 $    32,476,232
-----------------------------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%                         $   736,494,885
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 31

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2016, the value of these securities amounted to $78,560,909 or 10.7% of total net assets.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(Cat Bond)  Catastrophe or event-linked bond. At April 30, 2016, the value of these securities amounted to $1,003,400 or 0.1% of total net assets. See Notes to Financial Statements -- Note 1I.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At April 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $670,643,003 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                             $    47,119,031

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                 (13,743,381)
                                                                                      ---------------
              Net unrealized appreciation                                             $    33,375,650
                                                                                      ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

NOTE:       Principal amounts are denominated in U.S. Dollars unless otherwise noted:
AUD         Australian Dollar
IDR         Indonesian Rupiah
MXN         Mexican Peso
NZD         New Zealand Dollar
PHP         Philippine Peso
RUB         Russian Ruble

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                            Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                   $          --          $          --
Other Long-Term Securities                    659,539,295            717,274,228

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

TOTAL RETURN SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------
                                                                                          Net
                                                                                          Unrealized
   Notional                    Pay/      Obligation                         Expiration    Appreciation
   Principal    Counterparty   Receive   Entity/Index         Coupon        Date          (Depreciation)
--------------------------------------------------------------------------------------------------------
        2,391   Citibank NA    Pay       BI Macau/China       3M Libor +    3/24/17       $    (21,032)
                                         Gaming Market        40 bps
                                         Competitive Peer
                                         Group Index
        2,955   Citibank NA    Pay       BI Macau/China       3M Libor +    3/24/17            (22,524)
                                         Gaming Market        40 bps
                                         Competitive Peer
                                         Group Index
       18,227   Citibank NA    Pay       BI Macau/China       3M Libor +    3/24/17           (125,640)
                                         Gaming Market        40 bps
                                         Competitive Peer
                                         Group Index
IDR 7,003,517   Citibank NA    Pay       MSCI Indonesia       3M Libor      2/15/17             (9,144)
                                         Index
PHP    21,231   Citibank NA    Pay       Philippine Stock     3M Libor      2/15/17            206,731
                                         Exchange PSEi
                                         Index
      155,416   Citibank NA    Pay       PureFunds ISE        3M Libor +    6/10/16            147,526
                                         Cyber Security       40 bps
                                         ETF
           10   Goldman Sach   Pay       Pioneer Custom       3M Libor +    11/20/16                87
                                         Basket (Basket       39 bps
                                         Comprised of
                                         Exchange Traded
                                         Equity Securities)
EUR     1,172   Societe        Pay       Solactive            3M EURIBOR    6/13/16             (2,214)
                Generale SA              European             + 25 bps
                                         Buyback Index
EUR     1,253   Societe        Pay       Solactive            3M EURIBOR    10/17/16           (17,654)
                Generale SA              European             + 25 bps
                                         Buyback Index
JPY   184,624   Societe        Pay       Solactive            3M Libor +    6/14/16             71,359
                Generale SA              European             70 bps
                                         Buyback Index
JPY   160,444   Societe        Pay       Solactive            3M Libor +    4/4/17             (38,091)
                Generale SA              European             50 bps
                                         Buyback Index
========================================================================================================
                                                                                          $    189,404
========================================================================================================

NOTE:       Principal amounts are denominated in U.S. Dollars unless otherwise noted:
EUR         Euro
JPY         Japanese Yen
IDR         Indonesian Rupiah
PHP         Philippine Peso

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 33

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                                     Level 1         Level 2         Level 3     Total
----------------------------------------------------------------------------------------------
Preferred Stock                      $           --  $      199,920  $       --  $    199,920
Common Stocks*                          460,095,223              --          --   460,095,223
Collateralized Mortgage Obligations              --       7,611,671          --     7,611,671
Corporate Bonds                                  --      94,826,631          --    94,826,631
Foreign Government Bonds                         --      93,831,209          --    93,831,209
Senior Floating Rate Loan Interest               --          91,000          --        91,000
Closed-End Funds                          1,365,287              --          --     1,365,287
Mutual Funds                             37,717,553              --          --    37,717,553
Put Options Purchased                     2,940,310              --          --     2,940,310
Commercial Paper                          5,339,849              --          --     5,339,849
----------------------------------------------------------------------------------------------
Total                                $  507,458,222  $  196,560,431  $       --  $704,018,653
==============================================================================================
Other Financial Instruments
Net unrealized appreciation on
  futures contracts                  $      986,826  $           --  $       --  $    986,826
Net unrealized appreciation on
  total return swap contracts                    --         189,404          --       189,404
----------------------------------------------------------------------------------------------
Total Other Financial Instruments    $      986,826  $      189,404  $       --  $  1,176,230
==============================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------
                                                                                 Common
                                                                                 Stocks
----------------------------------------------------------------------------------------------
Balance as of 10/31/15                                                           $  3,981,510
Realized gain (loss)(1)                                                               150,246
Change in unrealized appreciation (depreciation)(2)                                        --
Purchases                                                                                  --
Sales                                                                              (4,131,756)
Transfers in to Level 3*                                                                   --
Transfers out of Level 3*                                                                  --
Transfers in and out of Level 3 activity                                                   --
----------------------------------------------------------------------------------------------
Balance as of 4/30/16                                                            $         --
==============================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended April 30, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 4/30/16                                                          $         --
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of April 30, 2016.

----------------------------------------------------------------------------------------------
                                            Level 1       Level 2      Level 3     Total
----------------------------------------------------------------------------------------------
Assets:
Restricted cash                             $       --    $3,816,014   $      --   $3,816,014
Foreign currencies, at value                        --     5,506,323          --    5,506,323
Liabilities:
Variation margin for futures contracts        (496,765)           --          --     (496,765)
----------------------------------------------------------------------------------------------
Total:                                      $ (496,765)   $9,322,337   $      --   $8,825,572
==============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 35

Statement of Assets and Liabilities | 4/30/16 (Consolidated) (unaudited)

ASSETS:
  Investment in securities, at value (cost $663,896,379)                 $704,018,653
  Cash                                                                     10,809,075
  Restricted cash*                                                          3,816,014
  Foreign currencies, at value (cost $3,821,140)                            5,506,323
  Receivables --
     Investment securities sold                                            16,801,865
     Fund shares sold                                                       2,380,495
     Dividends                                                                903,918
     Interest                                                               3,046,038
     Due from Pioneer Investment Management, Inc.                              38,635
  Net unrealized appreciation on swap contracts                               189,404
  Other assets                                                                116,498
--------------------------------------------------------------------------------------
          Total assets                                                   $747,626,918
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  6,565,852
     Fund shares repurchased                                                3,519,612
     Trustee fees                                                               3,345
     Distributions                                                                285
     Futures payable                                                           83,627
  Variation margin on futures contracts                                       496,765
  Reserve for repatriation taxes                                               94,609
  Due to affiliates                                                           170,094
  Accrued expenses                                                            197,844
--------------------------------------------------------------------------------------
          Total liabilities                                              $ 11,132,033
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $729,389,935
  Distributions in excess of net investment income                         (2,235,453)
  Accumulated net realized loss on investments, futures contracts, swap
     contracts, written options and foreign currency transactions         (31,920,618)
  Net unrealized appreciation on investments                               40,122,274
  Net unrealized appreciation on futures contracts                            986,826
  Net unrealized appreciation on swap contracts                               189,404
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (37,483)
--------------------------------------------------------------------------------------
          Total net assets                                               $736,494,885
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $187,729,903/15,599,742 shares)                      $      12.03
  Class C (based on $199,945,838/16,792,313 shares)                      $      11.91
  Class R (based on $289,933/24,131 shares)                              $      12.01
  Class Y (based on $348,529,211/28,865,142 shares)                      $      12.07
MAXIMUM OFFERING PRICE:
  Class A ($12.03 / 95.5%)                                               $      12.60
======================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $175,384)            $  4,330,914
  Interest                                                            5,213,156
------------------------------------------------------------------------------------------------
     Total investment income                                                      $   9,544,070
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $  2,543,024
  Transfer agent fees
     Class A                                                             11,897
     Class C                                                              7,959
     Class R                                                                 57
     Class Y                                                             10,882
  Distribution fees
     Class A                                                            235,871
     Class C                                                            993,977
     Class R                                                                558
  Shareholder communications expense                                    312,383
  Administrative expense                                                130,201
  Custodian fees                                                        169,543
  Registration fees                                                      53,021
  Professional fees                                                      37,018
  Printing expense                                                       19,005
  Fees and expenses of nonaffiliated Trustees                            17,553
  Pricing expense                                                         5,692
  Miscellaneous                                                          51,452
------------------------------------------------------------------------------------------------
     Total expenses                                                               $   4,600,093
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                         (41,309)
------------------------------------------------------------------------------------------------
     Net expenses                                                                 $   4,558,784
------------------------------------------------------------------------------------------------
         Net investment income                                                    $   4,985,286
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (net of foreign capital gains taxes of $134,105)  $ (7,780,304)
     Futures contracts                                              (11,405,996)
     Written options                                                 (8,219,949)
     Swap contracts                                                  (1,716,148)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies              170,361   $ (28,952,036)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
     (depreciation) on:
     Investments                                                   $ 21,781,940
     Futures contracts                                                2,157,481
     Swap contracts                                                    (293,250)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies              493,832   $  24,140,003
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign
     currency transactions                                                        $  (4,812,033)
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $     173,253
================================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 37

Statements of Changes in Net Assets (Consolidated)

------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  4/30/16         Year Ended
                                                                  (unaudited)     10/31/15
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $   4,985,286   $   9,929,235
Net realized gain (loss) on investments, futures
  contracts, written options, swap contracts and
  foreign currency transactions                                     (28,952,036)     32,959,343
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts, written options, swap
  contracts and foreign currency transactions                        24,140,003     (30,526,506)
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $     173,253   $  12,362,072
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.14 and $0.30 per share, respectively)           $  (2,277,507)  $  (4,787,767)
      Class C ($0.09 and $0.16 per share, respectively)              (1,654,873)     (2,796,710)
      Class R ($0.13 and $0.15 per share, respectively)                  (2,520)           (557)
      Class Y ($0.15 and $0.33 per share, respectively)              (4,499,058)     (9,305,033)
      Class Z* ($0.00 and $0.19 per share, respectively)                     --          (2,220)
Net realized gain:
      Class A ($0.56 and $0.33 per share, respectively)              (9,239,156)     (5,521,118)
      Class C ($0.56 and $0.33 per share, respectively)              (9,649,365)     (5,791,481)
      Class R ($0.56 and $0.33 per share, respectively)                  (7,412)         (1,460)
      Class Y ($0.56 and $0.33 per share, respectively)             (16,206,495)     (9,576,515)
      Class Z* ($0.00 and $0.33 per share, respectively)                     --          (3,857)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $ (43,536,386)  $ (37,786,718)
================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 126,649,706   $ 300,297,276
Reinvestment of distributions                                        37,067,953      31,631,974
Cost of shares repurchased                                         (190,471,657)   (366,871,843)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                  $ (26,753,998)  $ (34,942,593)
------------------------------------------------------------------------------------------------
      Net decrease in net assets                                  $ (70,117,131)  $ (60,367,239)
NET ASSETS:
Beginning of period                                               $ 806,612,016   $ 866,979,255
------------------------------------------------------------------------------------------------
End of period                                                     $ 736,494,885   $ 806,612,016
------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $  (2,235,453)  $   1,213,219
================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

----------------------------------------------------------------------------------------
                          Six Months   Six Months
                          Ended        Ended
                          4/30/16      4/30/16              Year Ended    Year Ended
                          Shares       Amount               10/31/15      10/31/15
                          (unaudited)  (unaudited)          Shares        Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                1,725,476   $      20,098,209      5,975,840   $  79,431,258
Reinvestment of
   distributions             904,082          10,735,894        702,485       8,981,329
Less shares repurchased   (3,509,563)        (40,589,005)    (7,754,295)    (99,574,530)
----------------------------------------------------------------------------------------
      Net decrease          (880,005)  $      (9,754,902)    (1,075,970)  $ (11,161,943)
========================================================================================
Class C
Shares sold                1,719,639   $      19,698,533      3,551,007   $  46,008,975
Reinvestment of
   distributions             769,622           9,054,160        541,062       6,808,756
Less shares repurchased   (3,105,615)        (35,657,165)    (5,311,858)    (67,275,117)
----------------------------------------------------------------------------------------
      Net decrease          (616,354)  $      (6,904,472)    (1,219,789)  $ (14,457,386)
========================================================================================
Class R
Shares sold                   22,759   $         261,639          6,047   $      74,816
Reinvestment of
   distributions                 547               6,495            139           1,773
Less shares repurchased       (8,642)            (98,007)        (2,453)        (31,093)
----------------------------------------------------------------------------------------
      Net increase            14,664   $         170,127          3,733   $      45,496
========================================================================================
Class Y
Shares sold                7,417,861   $      86,591,325     13,280,661   $ 174,740,739
Reinvestment of
   distributions           1,450,285          17,271,404      1,234,446      15,834,274
Less shares repurchased   (9,786,056)       (114,127,480)   (15,663,576)   (199,789,697)
----------------------------------------------------------------------------------------
      Net decrease          (917,910)  $     (10,264,751)    (1,148,469)  $  (9,214,684)
========================================================================================
Class Z*
Shares sold                       --   $              --          3,096   $      41,488
Reinvestment of
   distributions                  --                  --            461           5,842
Less shares repurchased           --                  --        (15,449)       (201,406)
----------------------------------------------------------------------------------------
      Net (decrease)              --   $              --        (11,892)  $    (154,076)
========================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 39

Financial Highlights (Consolidated)

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/16      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  12.68     $  12.94     $  13.33   $  11.76   $  11.25   $ 10.63
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.08(b)  $   0.17(b)  $   0.27   $   0.21   $   0.20   $  0.19
   Net realized and unrealized gain (loss) on investments       (0.03)        0.20        (0.09)      1.51       0.67      0.51
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.05     $   0.37     $   0.18   $   1.72   $   0.87   $  0.70
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.14)    $  (0.30)    $  (0.08)  $  (0.15)  $  (0.36)  $ (0.08)
   Net realized gain                                            (0.56)       (0.33)       (0.49)        --         --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.70)    $  (0.63)    $  (0.57)  $  (0.15)  $  (0.36)  $ (0.08)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.65)    $  (0.26)    $  (0.39)  $   1.57   $   0.51   $  0.62
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.03     $  12.68     $  12.94   $  13.33   $  11.76   $ 11.25
================================================================================================================================
Total return*                                                    0.52%        2.85%        1.45%     14.72%      8.01%     6.60%
Ratio of net expenses to average net assets (a)                  1.18%**      1.20%        1.23%      1.20%      1.20%     1.20%
Ratio of net investment income (loss) to average net assets      1.45%**      1.33%        1.60%      1.82%      2.19%     2.05%
Portfolio turnover rate                                           188%**       295%         383%       288%       175%      191%
Net assets, end of period (in thousands)                     $187,730     $209,001     $227,251   $335,398   $147,163   $87,316
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                      1.18%**      1.26%        1.23%      1.23%      1.22%     1.24%
   Net investment income (loss) to average net assets            1.45%**      1.27%        1.60%      1.79%      2.17%     2.01%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.05%, 0.00%, 0.00% and 0.00%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year         Year       Year       Year       Year
                                                             4/30/16         Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)     10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $     12.56     $  12.78     $  13.21   $  11.66   $  11.15   $ 10.60
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $      0.04(b)  $   0.07(b)  $   0.13   $   0.12   $   0.11   $  0.08
   Net realized and unrealized gain (loss) on investments          (0.04)        0.20        (0.05)      1.50       0.67      0.52
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $        --     $   0.27     $   0.08   $   1.62   $   0.78   $  0.60
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $     (0.09)    $  (0.16)    $  (0.02)  $  (0.07)  $  (0.27)  $ (0.05)
   Net realized gain                                               (0.56)       (0.33)       (0.49)        --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $     (0.65)    $  (0.49)    $  (0.51)  $  (0.07)  $  (0.27)  $ (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     (0.65)    $  (0.22)    $  (0.43)  $   1.55   $   0.51   $  0.55
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     11.91     $  12.56     $  12.78   $  13.21   $  11.66   $ 11.15
===================================================================================================================================
Total return*                                                       0.16%        2.12%        0.60%     13.93%      7.18%     5.69%
Ratio of net expenses to average net assets (a)                     1.93%**      2.01%        1.97%      1.98%      1.95%     2.00%
Ratio of net investment income (loss) to average net assets         0.70%**      0.52%        0.89%      1.05%      1.43%     1.25%
Portfolio turnover rate                                              188%**       295%         383%       288%       175%      191%
Net assets, end of period (in thousands)                     $   199,946     $218,597     $238,164   $251,889   $104,709   $58,471
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                         1.93%**      2.01%        1.97%      1.98%      1.95%     2.00%
   Net investment income (loss) to average net assets               0.70%**      0.52%        0.89%      1.05%      1.43%     1.25%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.05%, 0.00%, 0.00% and 0.00%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 41

------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended       Year        Year
                                                                         4/30/16     Ended       Ended       9/13/13 to
                                                                         (unaudited) 10/31/15    10/31/14    10/31/13
------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                     $ 12.69     $ 12.92     $ 13.32     $ 12.87(a)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
   investment operations:
   Net investment income (loss)                                          $  0.06(d)  $  0.06(d)  $  0.15     $  0.05
   Net realized and unrealized gain (loss) on investments                  (0.05)       0.19        0.00(b)     0.44
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  0.01     $  0.25     $  0.15     $  0.49
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                 $ (0.13)    $ (0.15)    $ (0.06)    $ (0.04)
   Net realized gain                                                       (0.56)      (0.33)      (0.49)         --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (0.69)    $ (0.48)    $ (0.55)    $ (0.04)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ (0.68)    $ (0.23)    $ (0.40)    $  0.45
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 12.01     $ 12.69     $ 12.92     $ 13.32
========================================================================================================================
Total return*                                                               0.24%       1.90%       1.19%       4.76%***
Ratio of net expenses to average net assets (c)                             1.67%**     2.01%       1.55%       1.36%**
Ratio of net investment income (loss) to average net assets                 1.03%**     0.47%       1.40%       2.96%**
Portfolio turnover rate                                                      188%**      295%        383%        288%***
Net assets, end of period (in thousands)                                 $   290     $   120     $    74     $    10
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                                 1.67%**     2.01%       1.55%       1.36%**
   Net investment income (loss) to average net assets                       1.03%**     0.47%       1.40%       2.96%**
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.00%, 0.05% and 0.00%.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year       Year
                                                             4/30/16      Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)  10/31/15     10/31/14   10/31/13   10/31/12   10/31/11
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  12.72     $  12.97     $  13.37   $  11.79   $  11.29   $  10.65
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10(b)  $   0.21(b)  $   0.27   $   0.25   $   0.24   $   0.15
   Net realized and unrealized gain (loss) on investments       (0.04)        0.20        (0.05)      1.52       0.66       0.58
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.06     $   0.41     $   0.22   $   1.77   $   0.90   $   0.73
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.15)    $  (0.33)    $  (0.13)  $  (0.19)  $  (0.40)  $  (0.09)
   Net realized gain                                            (0.56)       (0.33)       (0.49)        --         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.71)    $  (0.66)    $  (0.62)  $  (0.19)  $  (0.40)  $  (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.65)    $  (0.25)    $  (0.40)  $   1.58   $   0.50   $   0.64
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  12.07     $  12.72     $  12.97   $  13.37   $  11.79   $  11.29
=================================================================================================================================
Total return*                                                    0.65%        3.20%        1.70%     15.07%      8.33%      6.89%
Ratio of net expenses to average net assets (a)                  0.90%**      0.90%        0.95%      0.90%      0.90%      0.90%
Ratio of net investment income (loss) to average net assets      1.73%**      1.63%        1.92%      2.11%      2.49%      2.35%
Portfolio turnover rate                                           188%**       295%         383%       288%       175%       191%
Net assets, end of period (in thousands)                     $348,529     $378,895     $401,336   $427,190   $185,648   $119,744
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                      0.93%**      1.02%        1.00%      0.98%      0.91%      0.98%
   Net investment income (loss) to average net assets            1.70%**      1.52%        1.92%      2.03%      2.48%      2.67%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.05%, 0.00%, 0.00% and 0.00%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 43

Notes to Financial Statements | 4/30/16 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund, (formerly Pioneer Multi Asset Real Return
Fund) (the Fund), is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class A, Class C and Class Y shares commenced operations on May 3, 2010. Class R shares commenced operations on September 13, 2013. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated.
The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by Pioneer Investment Management, Inc. (PIM). The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2016, the Subsidiary represented $22,617,062, or approximately 3.07%, of the net assets of the Fund.

44 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 45

     Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     At April 30, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

46 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on purchase prices of debt securities are accreted/amortized into interest income for financial reporting purposes.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2016 was

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 47

     $3,463,493. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended April 30, 2016 was $(50,774,727).

     At April 30, 2016, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------------
                                         Number of                                   Unrealized
                                         Contracts      Settlement                   Appreciation/
     Type                Counterparty    Long/(Short)   Month        Value           (Depreciation)
     ----------------------------------------------------------------------------------------------
     JPY FX Futures      Citibank N.A.   (150)          6/16         $(17,583,750)   $ (730,936)
     EUR FX Futures      Citibank N.A.   (100)          6/16          (14,331,250)     (157,708)
     Copper Futures      Citibank N.A.    124           6/16            7,069,550       190,650
     Soybean Futures     Citibank N.A.    (15)          5/16             (765,750)        1,338
     Soybean Futures     Citibank N.A.     40           7/16            2,059,500        12,287
     Palladium Futures   Citibank N.A.    124           6/16            7,782,860       681,990
     Gold 100oz
      Futures            Citibank N.A.   (108)          6/16          (13,937,400)     (650,046)
     WTI Crude Future    Citibank N.A.    649           12/18          32,969,200     1,639,251
     ----------------------------------------------------------------------------------------------
     Total                                                           $  3,262,960    $  986,826
     ==============================================================================================

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to

48 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended October 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $16,892,287
     Long-term capital gain                                           20,894,431
     ---------------------------------------------------------------------------
          Total                                                      $37,786,718
     ---------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $ 2,662,581
     Undistributed long-term capital gain                             35,258,195
     Net unrealized appreciation                                      12,547,307
     ---------------------------------------------------------------------------
          Total                                                      $50,468,083
     ---------------------------------------------------------------------------

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds, tax basis adjustments on partnerships and the mark-to-market of forward foreign currency contracts, future contracts and options and the tax basis adjustments on partnerships.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 49

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $22,477 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2016.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Insurance Linked Securities (ILS)

     The Fund invests in event-link bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes

50 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 51 commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

     The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in

52 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended April 30, 2016, the Fund had no open repurchase agreements.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the six months ended April 30, 2016 was $(2,199,619). There were no written option contracts outstanding as of April 30, 2016.

     Transactions in written options for the six months ended April 30, 2016 are summarized as follows:

     ----------------------------------------------------------------------------------
                                             Number of Contracts      Premium Received
     ----------------------------------------------------------------------------------
     Options open at beginning of period                     (--)        $         (--)
     Options opened                                      (62,300)          (31,976,409)
     Options exercised                                    62,300            31,976,409
     Options closed                                           --                    --
     Options expired                                          --                    --
     ----------------------------------------------------------------------------------
          Options open at end of period                      (--)        $         (--)
     ==================================================================================

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 53

M.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended April 30, 2016 was $9,036,366. Purchased options open at period end are listed in the Fund's Schedule of Investments.

N.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

54 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     There were no open credit default swap contracts at April 30, 2016. The average value of swap contracts open during the six months ended April 30, 2016 was $134,617.

O.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 55

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The amount of cash deposited with the broker as collateral at April 30, 2016 was $566,691 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open total return swap contracts at April 30, 2016 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the six months ended April 30, 2016 was $(121,747).

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2017. Fees waived and expenses reimbursed during the six months ended April 30, 2016 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $67,472 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2016.

56 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates.

For the six months ended April 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 78,097
Class C                                                                   86,280
Class R                                                                      307
Class Y                                                                  147,699
--------------------------------------------------------------------------------
  Total                                                                 $312,383
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82,208 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at April 30, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,414 in distribution fees payable to PFD at April 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 57

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2016, CDSCs in the amount of $16,209 were paid to PFD.

5. Forward Foreign Currency Contracts

At April 30, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended April 30, 2016 was $(310). There were no open forward foreign currency contracts as of April 30, 2016.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. For the period from June 9, 2015, to February 9, 2016, the facility was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2016, the Fund had no borrowings under the credit facility.

58 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral " or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities, with the exception of forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Fund as of April 30, 2016.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 59

------------------------------------------------------------------------------------------------------------
                      Derivative Assets        Derivatives     Non-Cash       Cash           Net Amount
                      Subject to Master        Available for   Collateral     Collateral     of Derivative
Counterparty          Netting Agreement        Offset          Received (a)   Received (a)   Assets (b)
------------------------------------------------------------------------------------------------------------
Citibank NA           $ 354,257                $ (178,340)     $--            $--            $ 175,917
Goldman Sachs
    International            87                        --       --             --                   87
Societe Generale SA      71,359                   (57,959)      --             --               13,400
------------------------------------------------------------------------------------------------------------
                      $ 425,703                $ (236,299)     $--            $--            $ 189,404
============================================================================================================

------------------------------------------------------------------------------------------------------------
                      Derivative Liabilities   Derivatives     Non-Cash       Cash           Net Amount
                      Subject to Master        Available for   Collateral     Collateral     of Derivative
Counterparty          Netting Agreement        Offset          Pledged (a)    Pledged (a)    Liabilities (c)
------------------------------------------------------------------------------------------------------------
Citibank NA           $ 178,340                $ (178,340)     $--            $ 566,691      $ 566,691
Goldman Sachs
    International            --                        --       --                   --             --
Societe Generale SA      57,959                   (57,959)      --                   --             --
------------------------------------------------------------------------------------------------------------
                      $ 236,299                $ (236,299)     $--            $ 566,691      $ 566,691
============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

60 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2016 was as follows:

-------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                      Foreign
                           Interest       Credit      Exchange         Equity           Commodity
                           Rate Risk      Risk        Rate             Risk             Risk
-------------------------------------------------------------------------------------------------
Assets
  Net unrealized
   appreciation on
   futures contracts       $--            $--         $ (888,644)      $ 1,875,470      $--
-------------------------------------------------------------------------------------------------
  Net unrealized
   appreciation on
   swap contracts           --             --                 --           189,404       --
-------------------------------------------------------------------------------------------------
   Total Value             $--            $--         $ (888,644)      $ 2,064,874      $--
=================================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2016, was as follows:

--------------------------------------------------------------------------------------------------
Statement of Operations

                                                       Foreign
                         Interest        Credit        Exchange      Equity           Commodity
                         Rate Risk       Risk          Rate Risk     Risk             Risk
--------------------------------------------------------------------------------------------------
Net realized gain
(loss) on
 Swap contracts          $        --     $(275,810)    $      --     $ (1,440,338)    $        --
 Futures contracts        (1,243,725)           --      (478,071)      (7,659,790)     (2,024,410)
 Written options                  --            --            --       (6,344,505)     (1,875,444)
 Forward foreign
  currency contracts              --            --        14,546               --              --
--------------------------------------------------------------------------------------------------
   Total Value           $(1,243,725)    $(275,810)    $(463,525)    $(15,444,633)    $(3,899,854)
==================================================================================================

--------------------------------------------------------------------------------------------------
                                                       Foreign
                         Interest        Credit        Exchange      Equity           Commodity
                         Rate Risk       Risk          Rate Risk     Risk             Risk
--------------------------------------------------------------------------------------------------
Change in net
unrealized
appreciation
(depreciation) on
 Swap contracts          $        --     $--           $        --   $ (293,250)      $     --
 Futures contracts           282,824      --            (1,479,707)   2,611,189        743,175
--------------------------------------------------------------------------------------------------
   Total Value           $   282,824     $--           $(1,479,707)  $2,317,939       $743,175
==================================================================================================

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 61

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

62 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 63

                            This page for your notes.

64 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

                            This page for your notes.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 65

                            This page for your notes.

66 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

                            This page for your notes.

            Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16 67

                            This page for your notes.

68 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 24879-05-0616

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2016

* Print the name and title of each signing officer under his or her signature.